Registration Nos. 033-36065
811-06673

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 22
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 24
(Check appropriate box or boxes.)

PARNASSUS INCOME FUNDS
(Exact Name of Registrant as Specified in Charter)

1 Market Street
Suite 1600
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 778-0200
(Registrant’s Telephone Number, including Area Code)

Jerome L. Dodson	Copy to:
Parnassus Investments	Richard L. Teigen
1 Market Street	Foley & Lardner LLP
Suite 1600	777 East Wisconsin Avenue
San Francisco, California 94105	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)

on (date) pursuant to paragraph (b)

60 days after filing pursuant to paragraph (a) (1)

on (date) pursuant to paragraph (a) (1)

75 days after filing pursuant to paragraph (a) (2)

on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

THE PARNASSUS FUNDSSM

PROSPECTUS

May 1, 2009

Parnassus Fund	Parnassus Small-Cap Fund
Parnassus Equity Income Fund	Parnassus Workplace Fund
Parnassus Mid-Cap Fund	Parnassus Fixed-Income Fund

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Parnassus Fund	(PARNX)
Parnassus Equity Income Fund-Investor Shares	(PRBLX)
Parnassus Equity Income Fund-Institutional Shares	(PRILX)
Parnassus Mid-Cap Fund	(PARMX)
Parnassus Small-Cap Fund	(PARSX)
Parnassus Workplace Fund	(PARWX)
Parnassus Fixed-Income Fund	(PRFIX)

TABLE OF CONTENTS

INVESTMENT SUMMARY	2
PERFORMANCE INFORMATION	5
FEES AND EXPENSES	13
THE LEGEND OF MT. PARNASSUS	14
INVESTMENT OBJECTIVES AND POLICIES	15
INVESTMENT RISKS	18
THE ADVISER	18
INVESTING WITH PARNASSUS	20
DISTRIBUTIONS AND TAXES	28
FINANCIAL HIGHLIGHTS	29
GENERAL INFORMATION	33
HOUSEHOLDING CONSENT	33
PRIVACY POLICIES AND PRACTICES	34

PARNASSUS FUNDSSM

PROSPECTUS

May 1, 2009

The “Parnassus Funds” or the “Funds” as referenced collectively in this prospectus are comprised of two trusts, the Parnassus Funds trust, which consists of four mutual funds: the Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund; and the Parnassus Income Funds trust, which consists of two mutual funds: the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). The Adviser chooses the Funds’ investments using financial as well as social criteria. In general, the Adviser will choose investments that it believes will have a positive social impact.

The investment objective of each of the Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund is the long-term growth of capital. The Parnassus Equity Income Fund invests primarily in stocks that pay a dividend, and its investment objective is both current income and capital appreciation. The Parnassus Fixed-Income Fund invests primarily in bonds and other fixed-income investments, and its investment objective is a high level of current income consistent with safety and preservation of capital.

Share Class Overview—Parnassus Equity Income Fund

The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and minimum account sizes. Investor Shares are available to all investors, and account minimums range from $500 to $2,000, depending on the account type. Institutional Shares are for accounts in the amount of $100,000 or more. For more information, see the Investing with Parnassus section.

INVESTMENT SUMMARY

Investment Objective and Principal Strategies

The Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, and the Parnassus Workplace Fund have the overall investment objective of long-term growth of capital. These Funds invest mainly in domestic stocks of companies that are financially sound and have good prospects for the future. To determine a company’s prospects, the Adviser reviews the company’s profit and loss statement, sales and earnings history, net cash flow and outlook for future earnings. Upon initial investment, stocks must be trading below their intrinsic value as calculated by the Adviser.

The Parnassus Fund

While each of the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund invests in undervalued stocks, the Parnassus Fund requires a greater discount from intrinsic value than the other equity Funds. This Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are therefore deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value. The Parnassus Fund is an “all cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion.

The Parnassus Mid-Cap Fund

The Parnassus Mid-Cap Fund invests primarily in the stock of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term growth and an identifiable catalyst that could move the stock higher in the succeeding 12 months. These companies must have well-established businesses.

The Parnassus Small-Cap Fund

The Parnassus Small-Cap Fund invests primarily in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the Adviser’s opinion, be undervalued, but they must also have good prospects for long-term growth and an identifiable catalyst that could move the stock higher in the succeeding 12 months. Small-cap companies might be less stable and have less established businesses than mid-cap or large-cap companies. Consequently, small-cap companies must have the potential for higher growth than mid-cap companies to meet the Adviser’s investment criteria.

The Parnassus Workplace Fund

The Parnassus Workplace Fund invests mainly in companies believed by the Advisor to provide good workplaces for their employees. These companies must, in the Advisor’s opinion, be undervalued, but they must also have good prospects for long-term growth and an identifiable catalyst that could move the stock price higher over the course of the expected holding period. The Parnassus Workplace Fund is a “multi-cap” fund in that it can invest in companies of any size, from larger, well-established companies to smaller companies with market capitalizations below $1 billion.

The Parnassus Equity Income Fund

The Parnassus Equity Income Fund’s objective is to achieve both current income and capital appreciation by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as convertible bonds. At least 75% of the Fund’s total assets will normally be invested in equity securities that pay interest or dividends. The remaining 25% may be invested in non-dividend-paying equity securities, fixed-income securities and money-market instruments. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay dividends above the yield of the Standard & Poor’s 500 Index (“S&P 500 Index”), have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future. To determine a company’s prospects, the Adviser reviews the company’s profit and loss statement, balance sheet, sales, earnings and dividend histories, net cash flow and outlook for future earnings.

The Parnassus Fixed-Income Fund

The Parnassus Fixed-Income Fund’s objective is a high level of current income consistent with safety and preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of bonds and other fixed-income instruments. The Fund invests primarily in investment grade bonds, which means they are rated within the four highest categories as determined by a nationally recognized statistical rating organization. Ordinarily, at the time of purchase, at least 65% of the Fund’s total net assets will be invested in fixed-income securities rated “A” or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”), and at least 80% in fixed-income securities with investment-grade ratings (i.e., rated at least BBB- or Baa3 or better).

Social Policy

The Adviser conducts fundamental research to determine a company’s financial health and its business prospects, and also takes social factors into account in making investment decisions. In general, the Funds look for companies that respect the environment, treat their employees well, and have effective equal-employment-opportunity policies and good community relations. Companies also must have strong corporate governance policies and ethical business dealings. The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Funds also avoid investment in companies that conduct unnecessary and inhumane animal testing.

Principal Risks of Investing in the Funds

Investing in the Funds may result in a loss of money. When you sell your shares, they may be worth more or less than what you paid. The Funds’ share prices (net asset value per share, or “NAV”) change daily based on the value of their holdings. The Funds may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Funds must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal income tax laws. For best results, investors should have a long-term perspective and plan to hold their shares for at least three years. Legally, shareholders may redeem at any time, but the Adviser recommends a minimum three-year holding period.

Risks of Investing in Common Stocks

The Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, and the Parnassus Workplace Fund invest in common stocks, which represent an ownership interest in a company and occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes to a company’s financial condition and on overall market and economic conditions. Stock markets are volatile, and stock values fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions-both here and abroad. The Funds’ holdings can vary significantly from broad stock-market indices. As a result, the Funds’ performance can deviate from the performance of those indices.

The Adviser may be wrong in its assessment of a company’s value and the stocks the Funds hold may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors. During those periods, the Funds’ relative performance may suffer.

Risks of Investing in Small-Cap Stocks

Although each of the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, and the Parnassus Workplace Fund may invest in small-cap stocks, these securities are the primary investment focus of the Parnassus Small-Cap Fund. While companies of all sizes are subject to the risk that a negative development may cause a company’s stock price to decline and a company may have difficulty in overcoming the negative development, smaller companies such as those in the Parnassus Small-Cap Fund are generally riskier than larger companies since they do not have the financial resources or the well-established businesses of the larger companies. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger companies. Thus, the Parnassus Small-Cap Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies are thinly traded, and purchases and sales may result in higher transaction costs.

Risks of Investing in Bonds

Bonds are susceptible to interest rate risk, credit risk and market risk. The Parnassus Fixed-Income Fund and the Parnassus Equity Income Fund typically invest in bonds with maturities of more than one year, with many of the securities having maturities of more than five years (the Parnassus Fixed-Income Fund expects to have a weighted average maturity of five to 20 years). In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down (interest rate risk). There is a possibility that issuers of debt obligations will not pay the Funds interest or principal or that their credit rating may be downgraded by a ratings agency (credit risk). A security’s value may also be affected by market activity or by supply and demand (market risk). If the Funds are unable to find buyers for a given security, this can have a negative effect on the NAV.

Risks of Investing in Non-Investment Grade Fixed-Income Securities

Shareholders should keep in mind that up to 20% of the Parnassus Fixed-Income Fund’s assets may be invested in convertible securities and these securities may not have an investment-grade rating, which would make them riskier than securities with an investment-grade rating.

PERFORMANCE INFORMATION

This section of the prospectus contains information that allows you to evaluate the Funds’ performance using several different measures such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a relevant benchmark.

Performance Information for the Parnassus Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Fund by showing changes in the Fund’s performance from year to year over a ten-year period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 27.1% (quarter ended December 31, 1999), and the lowest return for a quarter was a loss of 26.6% (quarter ended December 31, 2008).

Below is a table comparing the performance of the Parnassus Fund with the S&P 500 Index and the average multi-cap core fund followed by Lipper, Inc. Figures are average annual returns for the one-, five- and ten-year periods ended December 31, 2008. The table and the bar chart are intended to demonstrate the risk of investing in the Parnassus Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Fund
(all periods ended December 31, 2008)

	One Year	Five Years	Ten Years
PARNASSUS FUND
Return before Taxes	(34.12%)	(3.28%)	1.46%
Return after Taxes on Distributions	(34.45%)	(3.57%)	0.21%
Return after Taxes on Distributions and Sale of Fund Shares	(22.03%)	(2.78%)	1.01%
S&P 500 Index	(37.00%)	(2.19%)	(1.38%)
Lipper Multi-Cap Core Average	(38.79%)	(2.61%)	0.82%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Parnassus Fund’s return before taxes reflects deductions for fees and expenses. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred. Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total return figures.

The S&P 500 Index is the Standard & Poor’s 500 Index, which is a widely recognized index of common stocks listed or traded on national exchanges or over-the-counter markets. An individual cannot invest directly in the S&P 500 Index. The S&P 500 Index reflects no deductions for fees, expenses or taxes.

The Lipper Multi-Cap Core Average is the average return of all multi-cap core funds followed by Lipper (currently 838). Multi-cap funds invest in companies of all sizes without concentrating on one particular range of market capitalization. Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth. The Lipper Multi-Cap Core Average reflects deductions for fees and expenses, but no deductions for taxes or any sales charges that may apply.

Performance for the Parnassus Equity Income Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Equity Income Fund - Investor Shares by showing changes in performance for the Fund’s Investor Shares from year to year over a ten-year period. The performance of Institutional Shares will differ from those shown below to the extent that the classes of shares do not have the same expenses or inception date. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 15.9% (quarter ending December 31, 2002), and the lowest return for a quarter was a loss of 19.2% (quarter ending December 31, 2008).

Below are tables comparing the performance of the Parnassus Equity Income Fund’s two share classes with the S&P 500 Index and the average equity income fund followed by Lipper, Inc. Figures are average annual returns for the one-, five- and ten-year periods ended December 31, 2008. The tables and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Equity Income Fund - Investor Shares
(all periods ended December 31, 2008)

	One Year	Five Years	Ten Years
PARNASSUS EQUITY INCOME FUND - INVESTOR SHARES
Return before Taxes	(22.95%)	2.50%	6.11%
Return after Taxes on Distributions	(23.25%)	0.78%	4.38%
Return after Taxes on Distributions and Sale of Fund Shares	(14.89%)	1.56%	4.56%
S&P 500 Index	(37.00%)	(2.19%)	(1.38%)
Lipper Equity Income Fund Average	(33.77%)	(0.73%)	1.08%

Average Annual Total Returns for Parnassus Equity Income Fund - Institutional Shares
(all periods ended December 31, 2008)

	One Year	Five Years	Ten Years
PARNASSUS EQUITY INCOME FUND - INSTITUTIONAL SHARES
Return before Taxes	(22.73%)	2.63%	6.18%
S&P 500 Index	(37.00%)	(2.19%)	(1.38%)
Lipper Equity Income Fund Average	(33.77%)	(0.73%)	1.08%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Parnassus Equity Income Fund’s return before taxes reflects deductions for fees and expenses. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The S&P 500 Index is the Standard & Poor’s 500 Index, which is a widely recognized index of common stocks listed or traded on national exchanges or over-the-counter markets. An individual cannot invest directly in the S&P 500 Index. The S&P 500 Index reflects no deductions for fees, expenses or taxes.

The Lipper Equity Income Fund Average is the average return of all equity income funds followed by Lipper (currently 319). The Lipper Equity Income Fund Average reflects deductions for fees and expenses, but not taxes.

Parnassus Equity Fund–Institutional Shares incepted on April 28, 2006. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Equity Income Fund–Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares.

Performance Information for the Parnassus Mid-Cap Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Mid-Cap Fund by showing changes in the Fund’s performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 8.4% (quarter ended March 31, 2006), and the lowest return for a quarter was a loss of 22.0% (quarter ending December 31, 2008).

Below is a table comparing the performance of the Parnassus Mid-Cap Fund with the Russell Mid-Cap Index and the average mid-cap core fund followed by Lipper, Inc. Figures are average annual returns for one year and since inception from April 29, 2005 to the period ended December 31, 2008. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Mid-Cap Fund
(all periods ended December 31, 2008)

	One Year	Since Inception
PARNASSUS MID-CAP FUND
Return before Taxes	(29.38%)	(4.05%)
Return after Taxes on Distributions	(29.67%)	(4.53%)
Return after Taxes on Distributions and Sale of Fund Shares	(18.88%)	(3.57%)
Russell Mid-Cap Index	(41.46%)	(4.91%)
Lipper Mid-Cap Core Average	(38.53%)	(4.15%)

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Parnassus Mid-Cap Fund’s return before taxes reflects deductions for fees and expenses. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The Russell Mid-Cap Index is a widely recognized index that tracks a diverse basket of medium-sized U.S. firms. The index reflects no deduction for fees, expenses or taxes.

The Lipper Mid-Cap Core Average is the average return of all mid-cap core funds followed by Lipper (currently 372). Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth. The Lipper Mid-Cap Core Average reflects deductions for fees and expenses, but not taxes or any sales charges that may apply.

Performance Information for the Parnassus Small-Cap Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Small-Cap Fund by showing changes in the Fund’s performance from year to year. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 12.8% (quarter ending March 31, 2006), and the lowest return for a quarter was a loss of 27.7% (quarter ending December 31, 2008).

Below is a table comparing the performance of the Parnassus Small-Cap Fund with the Russell 2000 Index and the average small-cap core fund followed by Lipper, Inc. Figures are average annual returns for one year and since inception from April 29, 2005 to the period ended December 31, 2008. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Small-Cap Fund
(all periods ended December 31, 2008)

	One Year	Since Inception
PARNASSUS SMALL-CAP FUND
Return before Taxes	(25.08%)	(2.24%)
Return after Taxes on Distributions	(25.16%)	(2.95%)
Return after Taxes on Distributions and Sale of Fund Shares	(16.30%)	(2.17%)
Russell 2000 Index	(33.79%)	(2.72%)
Lipper Small-Cap Core Average	(36.21%)	(4.45%)

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

The Parnassus Small-Cap Fund’s return before taxes reflects deductions for fees and expenses. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The Russell 2000 Index is a widely recognized index of common stock prices. The index reflects no deduction for fees, expenses or taxes.

The Lipper Small-Cap Core Average is the average return of all small-cap core funds followed by Lipper (currently 824). Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth. The Lipper Small-Cap Core Average reflects deductions for fees and expenses, but not taxes or any sales charges that may apply.

Performance Information for the Parnassus Workplace Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Workplace Fund by showing changes in the Fund’s performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 7.1% (quarter ended September 30, 2006), and the lowest return for a quarter was a loss of 24.4% (quarter ended December 31, 2008).

Below is a table comparing the performance of the Parnassus Workplace Fund with the S&P 500 Index and the average multi-cap core fund followed by Lipper, Inc. Figures are average annual returns for one year and since inception from April 29, 2005 to the period ended December 31, 2008. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Workplace Fund
(all periods ended December 31, 2008)

	One Year	Since Inception
PARNASSUS WORKPLACE FUND
Return before Taxes	(29.94%)	(3.41%)
Return after Taxes on Distributions	(30.03%)	(3.96%)
Return after Taxes on Distributions and Sale of Fund Shares	(19.36%)	(3.05%)
S&P 500 Index	(37.00%)	(4.61%)
Lipper Multi-Cap Core Average	(38.79%)	(5.01%)

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Parnassus Workplace Fund’s return before taxes reflects deductions for fees and expenses. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of Fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The S&P 500 Index is the Standard & Poor’s 500 Index, which is a widely recognized index of common stocks listed or traded on national exchanges or over-the-counter markets. An individual cannot invest directly in the S&P 500 Index. The S&P 500 Index reflects no deductions for fees, expenses or taxes.

The Lipper Multi-Cap Core Average is the average return of all multi-cap core funds followed by Lipper (currently 838). Multi-cap funds invest in companies of all sizes without concentrating on one particular range of market capitalization. Core funds typically have average ratios for price-to-earnings, price-to-book and sales-per-share growth. The Lipper Multi-Cap Core Average reflects deductions for fees and expenses, but not taxes or any sales charges that may apply.

Performance for the Parnassus Fixed-Income Fund

The bar chart below provides an indication of the risks of investing in the Parnassus Fixed-Income Fund by showing changes in the Fund’s performance from year to year over a ten-year period. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.1% (quarter ended March 31, 2001), and the lowest return for a quarter was a loss of 2.5% (quarter ended June 30, 1999).

Below is a table comparing the performance of the Parnassus Fixed-Income Fund with the Barclay’s Capital U.S. Government/Credit Bond Index and the Lipper A-Rated Bond Fund Average. Figures are average annual returns for the one-, five- and ten- year periods ended December 31, 2008. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Fixed-Income Fund
(all periods ended December 31, 2008)

	One Year	Five Years	Ten Years
PARNASSUS FIXED-INCOME FUND
Return before Taxes	2.98%	4.15%	4.87%
Return after Taxes on Distributions	1.72%	2.83%	3.13%
Return after Taxes on Distributions and Sale of Fund Shares	1.93%	2.80%	3.10%
Barclays Capital U.S. Government/Credit Bond Index	5.70%	4.64%	5.64%
Lipper A-Rated Bond Fund Average	(5.88%)	1.53%	3.70%

Past performance is no guarantee of future returns. Investment return and principal will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

The Parnassus Fixed-Income Fund’s return before taxes reflects deductions for fees and expenses. After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The Fund’s return after taxes on distribution and sale of Fund shares may be higher than its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

The Barclays Capital U.S. Government/Credit Bond Index is an unmanaged fixed-income market value-weighted index that combines the Barclays Capital U.S. Government and Credit Bond Indices, including U.S. government Treasury securities, corporate and yankee bonds. An individual cannot invest directly in an index. The Barclays Capital U.S. Government/Credit Bond Index reflects no deductions for fees, expenses or taxes. To provide better alignment with the overall investment objective of the Fund, the Barclays Capital U.S. Government/Credit Bond Index replaced the Barclays Capital U.S. Aggregate Bond Index as of December 31, 2008. The returns for the Barclays Capital U.S. Aggregate Bond Index for the one-, three-, five- and ten-year periods were 5.24%, 5.51%, 4.65% and 5.63%, respectively.

The Lipper A-Rated Bond Fund Average is the average return of all fixed-income funds followed by Lipper with at least 65% of net assets in securities rated A- or higher (currently 176). The Lipper A-Rated Bond Fund Average reflects deductions for fees and expenses, but not taxes.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

Annual Fund Operating Expenses
(deducted from Fund Expenses)

	Parnassus Fund	Parnassus Equity Income Fund		Parnassus Mid-Cap Fund	Parnassus Small-Cap Fund	Parnassus Workplace Fund	Parnassus Fixed-Income Fund
		Investor Shares	Institutional Shares
Management Fees
(before fee waiver)	0.68%	0.66%	0.66%	0.85%	1.00%	0.85%	0.50%
Distribution (12b-1) Fees	None	None	None	None	None	None	None
Other Expenses	0.34%	0.34%	0.13%	1.40%	0.87%	1.48%	0.38%
Service Fees	0.02%	0.17%	None	0.13%	0.20%	0.10%	0.12%
All remaining other
expenses	0.32%	0.17%	0.13%	1.27%	0.67%	1.38%	0.26%
Acquired Fund Fees and
Expenses	0.00%	0.02%	0.02%	0.01%	0.01%	0.01%	0.02%
Total Annual Fund
Operating Expenses	1.02%	1.02%	0.81%	2.26%	1.88%	2.34%	0.90%
Expense Reimbursement	0.03%	0.01%	0.01%	1.05%	0.67%	1.13%	0.13%
Net Annual Fund
Operating Expenses	0.99%	1.01%	0.80%	1.21%	1.21%	1.21%	0.77%

The “Total Annual Fund Operating Expenses” indicated in the table above overstate the expenses a shareholder would have paid in 2007 since they are based on expenses before reimbursements. During 2008, the Adviser was contractually obligated to limit the total operating expenses (excluding acquired fund fees and expenses) to 0.99%, 0.99%, 0.78%, 1.20%, 1.20%, 1.20% and 0.87% of the net assets of the Parnassus Fund, the Parnassus Equity Income Fund–Investor Shares, the Parnassus Equity Income Fund–Institutional Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund, and the Parnassus Fixed-Income Fund, respectively. Effective for 2009, the Adviser has agreed to limit the total operating expenses (exclusive of acquired fund fees and expenses) to 0.99%, 0.99%, 0.78%, 1.20%, 1.20%, 1.20% and 0.87% of the net assets of the Parnassus Fund, the Parnassus Equity Income Fund–Investor Shares, the Parnassus Equity Income Fund–Institutional Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund, and the Parnassus Fixed-Income Fund, respectively. This limitation continues until May 1, 2010 and may continue indefinitely by the Adviser on a year-to-year basis. During 2008, the Adviser voluntarily agreed to waive an additional 0.13% for the Fixed-Income Fund. Total net operating expenses paid in 2008 after contractual and voluntary waivers were 0.75% for the Fixed-Income Fund. Acquired fund fees and expenses represent fees incurred as a result of the Fund’s use of money market mutual funds as cash sweep vehicles during the past fiscal year. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in the Funds’ financial statements, with the result that the information presented in the Expense Table will differ from that presented in the Financial Highlights.

The examples in the table below are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investments have a 5% return each year and that the Funds’ operating expenses are calculated before reimbursement and remain the same throughout the period. Although your actual costs may be higher or lower, based on these assumptions, your cost would be as follows:

	One Year	Three Years	Five Years	Ten Years
Parnassus Fund	$101	$322	$560	$1,245
Parnassus Equity Income Fund
Investor Shares	$101	$320	$556	$1,234
Institutional Shares	$80	$251	$438	$977
Parnassus Mid-Cap Fund	$122	$602	$1,109	$2,503
Parnassus Small-Cap Fund	$122	$523	$949	$2,136
Parnassus Workplace Fund	$122	$619	$1,143	$2,579
Parnassus Fixed-Income Fund	$89	$280	$487	$1,083

The 5% return figure is an example that regulations require all mutual funds to use as an illustration. It should not be considered a representation of past or future performance. Actual performance and expenses may be greater or less than those shown.

The expenses shown above are the total fees you would pay throughout the time period indicated—not expenses you would pay every year. For example, the figure for ten years is not the expense figure for that single year, but the total cumulative expenses a shareholder would have paid for the entire ten-year period.

THE LEGEND OF MT. PARNASSUS

Parnassus is a mountain in central Greece whose twin peaks rise more than 8,000 feet above sea level. A dense forest covers the slopes of Mt. Parnassus, but the summit is rocky and, most of the time, covered with snow. The mountain plays a prominent role in Greek mythology because on its southern slope, overlooking the Gulf of Corinth, lies Delphi, site of the famous oracle.

Originally, the oracle belonged to Gaia, the earth goddess. Later, Mother Earth was worshipped under the name Delphyne, and she controlled the oracle along with her serpent-son, Python, and her priestess-daughters who controlled the rites. Eventually, the Greek god Apollo took over the site, doing away with Python, but keeping the priestesses.

The most “Greek” of the gods, Apollo represented enlightenment and civilization and presided over the establishment of cities. Identified with the development of Greek codes of law, Apollo was also the god of light, a master musician and a skilled archer. Legend has it that Python, an enormous serpent raised in the caves of Mt. Parnassus, controlled the site of Delphi. When Apollo, representing civilization, challenged Python, representing anarchy, there was a heroic struggle, but the god finally killed the serpent by shooting a hundred arrows into its body.

There were many oracles in ancient Greece, but only the one at Delphi achieved a record of reliability. Apollo’s temple at Delphi soon became an enormous storehouse of treasures that were gifts of those who had consulted the oracle.

The oracle communicated through the voice of a priestess who spoke while in a trance. The priests of Delphi, who interpreted the sayings of the priestess, obtained a great deal of knowledge and information from talking to the people who came from all over the Greek world to consult at the shrine of Apollo. Quite often, the oracle went against the prevailing wisdom of the time, and frequently, the proud were humbled and the lowly were justified.

INVESTMENT OBJECTIVES AND POLICIES

Selection Process for Equity Securities

“Equity securities” consist of common stocks or securities that can be converted into common stocks, which include convertible bonds, convertible preferred stock, warrants and American Depositary Receipts. In general, the Adviser uses three basic criteria in identifying equity securities eligible for a Fund’s portfolio:

1)	the security is selling at a price below its intrinsic value as calculated by the Adviser;

2)	the issuer is financially sound with good prospects for the future; and

3)	the company, in the Adviser’s judgment, meets the social criteria described below.

Once a security is purchased the Adviser may continue to hold it even if it is no longer undervalued.

Under normal circumstances, each of the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund will have virtually all its assets invested in equity securities. If the Adviser cannot find enough securities that meet its investment criteria, the Funds may invest a substantial portion of their assets in money-market instruments (i.e., “cash” or cash equivalents).

The Parnassus Fund

The Parnassus Fund invests mainly in domestic stocks of any size, from smaller firms to larger, well established companies. The portfolio manager can change the composition of the portfolio between smaller, medium and larger companies depending on his view of the economic environment and the markets, with the goal of long-term growth of capital. The Parnassus Fund follows a “contrarian” strategy of seeking to invest in stocks that are currently out of favor with the financial community and are, therefore, deeply undervalued. The Adviser expects that if these undervalued companies are financially strong and have good prospects for the future, they will come back into favor and increase in market value.

The Parnassus Equity Income Fund

The investment objective of the Parnassus Equity Income Fund is both current income and capital appreciation. The Fund tries to achieve these objectives by investing primarily in a diversified portfolio of equity securities. Equity securities include common and preferred stock as well as securities that are convertible into these instruments, such as convertible bonds. As an operating policy, at least 75% of the Fund’s total assets will normally be invested in equity securities that pay a dividend or interest. The remaining 25% of the Fund’s total assets may be invested in non-dividend-paying equity securities or money-market instruments. Using a value-oriented investment process, the Fund seeks to invest in equity securities that pay above-average dividends, have the potential for capital appreciation and which the Adviser believes have the capacity to raise dividends in the future.

The Parnassus Mid-Cap Fund

The Parnassus Mid-Cap Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in the common stocks of companies with market capitalizations between $3 billion and $20 billion at the time of initial purchase. The Adviser looks for companies that have both good growth prospects and proven businesses.

The Parnassus Small-Cap Fund

The Parnassus Small-Cap Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in the common stocks of companies with market capitalizations under $3 billion at the time of initial purchase. Companies with market capitalizations under $3 billion are often developing companies with good growth prospects. Such small-capitalization companies are not followed as closely by large investors as companies with medium or large capitalizations. The Adviser seeks to find smaller companies that have excellent long-term growth prospects. While smaller capitalization companies can be riskier than larger companies, they can also possess more potential for future growth.

The Parnassus Workplace Fund

The Parnassus Workplace Fund seeks long-term growth of capital through investing primarily (normally at least 80% of its net assets) in the common stocks of companies believed by the Adviser to provide good workplaces for their employees. The Adviser will make a judgment on which companies have good workplaces based on factors such as respect for and fair treatment of employees, good two-way communication, equitable pay and benefits, family-friendly policies and support for volunteerism and charitable contributions to the community. The Adviser will conduct its own research to select companies for inclusion in the Fund, but the Adviser will also rely on outside sources, as deemed appropriate from time to time, including, but not limited to, the annual Fortune magazine survey, “The 100 Best Companies to Work For,” the annual Working Mother magazine survey, “The 100 Best Companies for Working Mothers,” and the Great Place to Work Institute. Milton Moskowitz, coauthor of the annual Fortune magazine survey and co-originator of the annual Working Mother magazine survey, is a consultant to the Adviser and assists the portfolio manager in evaluating the workplaces of potential Fund investments. (Fortune magazine, Working Mother magazine and the Great Place to Work Institute are not affiliated with the Funds and have no role in the management of any of the Funds.)

Until the Parnassus Workplace Fund reaches $10 million in assets, it is the Adviser’s intent to maintain a minimum of 25 companies and a maximum of 50 companies in the Fund’s portfolio. After the Parnassus Workplace Fund reaches $10 million in assets, it is the Adviser’s intent to have a minimum of 50 companies in the Fund’s portfolio and a maximum of 100.

The Parnassus Fixed-Income Fund

The investment objective of the Parnassus Fixed-Income Fund is a high level of current income consistent with safety and preservation of capital. The Adviser seeks to achieve this objective by investing in a diversified portfolio of bonds and other fixed-income instruments that are rated investment grade, which means they are within the four highest categories as determined by a nationally recognized statistical rating organization. Securities in the lowest of four highest investment-grade categories (Baa or BBB, as rated by Moody’s and S&P, respectively) are considered investment grade, but they may have speculative elements about them. The Parnassus Fixed-Income Fund ordinarily will have at least 65% of its net assets in fixed-income securities rated “A” or better (i.e., the three highest categories) by S&P or Moody’s and at least 80% in fixed-income securities with investment-grade ratings. Obligations issued or guaranteed by the United States Government, its agencies or instrumentalities need not have a rating. See the Appendix in the statement of additional information (“SAI”) for a description of bond ratings.

The Parnassus Fixed-Income Fund invests in investment-grade securities, with the exception of convertible securities, which may or may not be investment grade (non-investment grade securities are also known as “high-yield” or “junk” bonds). Because of this emphasis on quality and safety, the Fund’s yield may not be as high as it otherwise might be. The Fund may, however, hold bonds that were investment grade when first purchased, but have subsequently fallen below investment grade. The Adviser, however, will not permit more than 15% of the Fund’s total net assets to be invested in such bonds at any one time.

The Fund may, as an operating policy, invest up to 20% of its assets in convertible debentures (bonds that can be converted into stock or other equity in the issuing company) or convertible preferred stock. Although straight bonds must have an investment-grade rating, convertible securities may not have an investment-grade rating and only need a rating of B- or better. If these instruments are converted into stock, the Fund may hold the stock until sale.

The Parnassus Fixed-Income Fund may invest in long-term, intermediate-term or short-term fixed-income securities or any combination thereof, depending on market conditions, and these securities may also have floating or variable interest rates. Securities in this Fund may include preferred stock, convertible preferred stock and convertible bonds. However, for temporary defensive purposes or in response to adverse market, economic or political conditions, the Fund may invest a substantial portion of its assets in short-term, money-market instruments.

Social Policy

The Adviser conducts fundamental research to determine a company’s financial health and its business prospects, and also takes social factors into account in making investment decisions. In general, the Funds look for companies that respect the environment, treat their employees well, and have effective equal-employment-opportunity policies and good community relations. Companies also must have strong corporate governance policies and ethical business dealings. Obviously, no company will be perfect in all of these areas, but the Adviser makes value judgments in deciding which companies best meet the criteria.

The Funds will not invest in companies that derive significant revenues from the manufacture of alcohol or tobacco products or from direct involvement with gambling. The Funds do not invest in companies with significant revenues derived from the manufacture of weapons or the generation of electricity from nuclear power. The Funds also avoid investment in companies that conduct unnecessary and inhumane animal testing.

The social criteria of the Funds limit the availability of investment opportunities. However, the Funds’ Boards of Trustees and the Adviser believe that there are sufficient investments available that can meet the Funds’ social criteria and still enable the Funds to provide a competitive rate of return.

Other Policies and Non-Principal Risks

Each of the Funds may each invest up to 2% of its assets in community-development loan funds, such as those that provide financing for small businesses and for low and moderate-income housing. None of the Funds will make loans to a project itself, but rather will invest money in an intermediary, such as community banks and credit unions, or micro-finance institutions. Each of the Funds may invest in obligations issued by the intermediary at below-market interest rates if the projects financed have a strong, positive social impact. Generally, there is no secondary market and thus, no liquidity for these investments. Also, community loan funds do not have the same kind of resources as do large commercial enterprises. In general, each of the Funds seeks to invest in community organizations that have had a successful record in making these kinds of loans and that are deemed creditworthy by the Adviser.

The SAI for the Funds, which is incorporated by reference into this prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings. These policies and procedures are also available on the Funds’ website (http://www.parnassus.com).

INVESTMENT RISKS

All investments involve risk and investing in the Funds is no exception. The Funds are intended for investors who can accept that there will be fluctuations in value. Investments in the Funds are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

In addition to the principal risks discussed under the caption “Principal Risks of Investing in the Funds,” there are risks related to the Funds’ investment in money market securities. For temporary purposes, a Fund may invest a portion of its assets in money-market instruments, credit rating agencies and investments in community loan funds. This may limit the potential for capital appreciation and high current income since these securities do not appreciate in value and tend to produce less income than longer-term bonds.

The Parnassus Fixed-Income Fund will consider the ratings of nationally recognized statistical rating organizations (“NRSRO”) when making investment decisions. The ratings of an NRSRO, however, represent only that NRSRO’s opinion as to the quality of the fixed-income securities it rates, and such ratings are not absolute standards or guarantees of the quality of those securities.

For risks of investing in community loan funds, see the caption “Other Policies.”

THE ADVISER

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, acts as investment adviser to the Funds, subject to the control of the Funds’ Boards of Trustees, and as such, supervises and arranges the purchase and sale of securities held in the Funds’ portfolios. The Adviser has been the investment manager of the Parnassus Funds trust since 1984 and of the Parnassus Income Funds trust since 1992.

Jerome L. Dodson is the Portfolio Manager of the Parnassus Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. He has been the portfolio manager of the Parnassus Fund since its inception in 1984 and the portfolio manager of the Parnassus Small-Cap Fund and the Parnassus Workplace Fund since their inception in 2005. Mr. Dodson is the President and CEO of Parnassus Investments, and is also President and a Trustee of the Funds. From 1975 to 1982, Mr. Dodson served as President and Chief Executive Officer of Continental Savings and Loan Association in San Francisco. From 1982 to 1984, he was President of Working Assets Money Fund. He is a graduate of the University of California at Berkeley and received his MBA from Harvard University’s Graduate School of Business Administration.

Todd C. Ahlsten is the Portfolio Manager of the Parnassus Equity Income Fund and has served in this capacity since May 2001. He is also Chief Investment Officer at Parnassus Investments, where he has worked since 1995, and is a Vice President of Parnassus Investments and of the Funds. Mr. Ahlsten is a graduate of the Haas School of Business at the University of California at Berkeley.

Benjamin E. Allen is a Portfolio Manager of the Parnassus Mid-Cap Fund and Director of Research at Parnassus Investments, where he has worked since July 2005. He is equally responsible for the day-to-day management of the Parnassus Mid-Cap Fund with the other Portfolio Managers of the Fund. He began his career in 1999 as a financial analyst in Morgan Stanley’s investment banking division before moving into that firm’s venture capital group in 2001. Mr. Allen received an AB in Government from Georgetown University and an MBA from the University of California at Berkeley. He has been a portfolio manager of the Parnassus Mid-Cap Fund since 2008.

Lori A. Keith is a Portfolio Manager of the Parnassus Mid-Cap Fund and a Senior Research Analyst. She joined Parnassus in 2005. She is equally responsible for the day-to-day management of the Parnassus Mid-Cap Fund with the other Portfolio Managers of the Fund. From 2000 to 2001, Ms. Keith was a Senior Associate at Robertson Stephens & Company’s investment banking division and subsequently was a Vice President of investment banking at Deloitte & Touche Corporate Finance LLC. Ms. Keith holds a BA in Economics from the University of California at Los Angeles and an MBA from the Harvard Business School. She has been a portfolio manager of the Parnassus Mid-Cap Fund since 2008.

Matthew D. Gershuny is a Portfolio Manager of the Parnassus Mid-Cap Fund and a Senior Research Analyst. He joined Parnassus Investments in 2006. He is equally responsible for the day-to-day management of the Parnassus Mid-Cap Fund with the other Portfolio Managers of the Fund. In 1999, Mr. Gershuny joined the Equity Research department at Cowen and Company, formerly SG Cowen Securities Corporation, starting as a Research Associate and leaving the firm as a Vice President. Mr. Gershuny received a BA in Philosophy from Cornell University and an MBA from the University of Michigan. He has been a portfolio manager of the Parnassus Mid-Cap Fund since 2008.

Minh T. Bui is the Portfolio Manager of the Parnassus Fixed-Income Fund and a Senior Research Analyst. Mr. Bui joined Parnassus Investments as an intern in 2004 in the research department. After his internship, he was hired in January 2005 as a research analyst. His previous experience includes work at Lombard Odier Darier Hentsch, a private bank in Geneva, and at Merriman Curhan Ford & Co., an investment firm in San Francisco. Mr. Bui received his undergraduate degree in business administration from the University of Lausanne, Switzerland and his MBA from Golden Gate University. He has been a portfolio manager of the Parnassus Fixed-Income Fund since 2008.

The SAI for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Each of the Funds, under an Investment Advisory Agreement between the respective Fund and the Adviser, pays the Adviser a fee. The fee is computed and payable at the end of each month. The following annual percentages of each Fund’s average daily net assets are used: (a) for the Parnassus Fund, 1.00% of the first $10 million in assets; 0.75% of the next $20 million; 0.70% of the next $70 million; 0.65% of the next $100 million; and 0.60% of the remaining balance; (b) for the Parnassus Equity Income Fund, 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million; (c) for the Parnassus Mid-Cap Fund and the Parnassus Workplace Fund, 0.85% of the first $100 million in assets; 0.80% of the next $100 million; 0.75% of the next $300 million and 0.70% of the amount above $500 million; (d) for the Parnassus Small-Cap Fund, 1.00% of the first $100 million in assets; 0.90% of the next $100 million; 0.85% of the next $300 million, and 0.80% of the amount above $500 million; and (e) for the Parnassus Fixed-Income Fund, 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million.

However, after taking into account the expense reimbursements (more fully described below), the following details what was actually charged in 2008:

•	For 2008, the Parnassus Fund paid the Adviser a net fee of $1,557,737 or 0.65% of its average daily net assets. The gross investment advisory fee was 0.68%.

•	For the Parnassus Equity Income Fund, the net investment advisory fee was 0.65%. The gross investment advisory fee was 0.65%. Parnassus Investments received advisory fees totaling $7,386,858 from the Parnassus Equity Income Fund for the year ended December 31, 2008.

•	For the Parnassus Mid-Cap Fund, the net investment advisory fee and other expenses were waived as a result of the contractual expense limitations. The gross investment advisory fee was 0.85%.

•	For the Parnassus Small-Cap Fund, the net investment advisory fee was 0.36%. The gross investment advisory fee was 1.00%. Parnassus Investments received net advisory fees totaling $53,722 from the Parnassus Small-Cap Fund for the year ended December 31, 2008.

•	For the Parnassus Workplace Fund, the entire investment advisory fee and other expenses were waived as a result of the contractual expense limitations. The gross investment advisory fee was 0.85%.

•	For the Parnassus Fixed-Income Fund, the net investment advisory fee was 0.37%. The gross investment advisory fee was 0.50%. Parnassus Investments received net advisory fees totaling $342,134 from the Parnassus Fixed-Income Fund for the year ended December 31, 2008.

A discussion regarding the basis for the Boards of Trustees approving each of the investment advisory agreements with the Adviser is available in the Funds’ most recent semi-annual report to shareholders for the most recent semi-annual period ended June 30.

Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 0.99% of the net assets for the Parnassus Equity Income Fund-Investor Shares, 0.78% of the net assets for the Parnassus Equity Income Fund-Institutional Shares, 1.20% of the net assets of the Parnassus Mid-Cap Fund, 1.20% of the net assets of the Parnassus Small-Cap Fund, 1.20% of the net assets of the Parnassus Workplace Fund, and 0.87% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2010, and may be continued indefinitely by the Adviser on a year-to-year basis.

INVESTING WITH PARNASSUS

How to Purchase Shares

You can open an account directly with the Funds, or you can purchase and sell shares of the Funds through an intermediary, such as a broker-dealer, a financial institution or other service provider. These service providers may charge fees for the services they provide or impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

Choosing a Share Class for the Parnassus Equity Income Fund

The Parnassus Equity Income Fund offers two classes of shares: Investor Shares and Institutional Shares. The two types of shares have the same portfolio of investments and the same rights, and differ only in the expenses they are subject to and their required minimum investments. Investor Shares may be subject to fees resulting from account servicing charged to the Fund. Institutional Shares are available to investors who invest directly in the Fund and have a minimum investment of $100,000. Institutional Shares are also available through certain financial intermediaries and service providers who do not charge the Fund a service fee other than payments for shareholder servicing performed in place of the Fund’s transfer agent. The $100,000 minimum for Institutional Shares may be met if the investor intends to invest at least $100,000 in the Institutional Shares within a period of 12 months.

No minimum initial investment will apply for Institutional Shares purchased by any group retirement plan, including defined benefit and defined contribution plans such as 401(k), 403(b) and 457(b) plans, for which an intermediary or other entity provides services and is not compensated by the Funds for those services.

Types of Accounts

The Funds offer the following types of accounts. The account minimums in this section refer to the Parnassus Fund, the Parnassus Equity Income Fund-Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund. The account minimums for the Parnassus Equity Income Fund-Institutional Shares are described above.

Individual or Joint Ownership

You can open a regular account that is owned by an individual or by two owners. An initial minimum investment must be at least $2,000.

Custodial Account

You can open a custodial account for a minor. The Funds offer both UGMA (Uniform Gift to Minor’s Act) and UTMA (Uniform Transfer to Minor’s Act) accounts. An initial minimum investment must be at least $500.

Traditional IRA, Roth IRA or SEP IRA Accounts

Through the Funds, you can open tax-deferred retirement accounts for individuals. An initial investment must be at least $500. For further information regarding plan administration, custodial fees and other details, investors should contact Parnassus Investments.

Trust Account

A legal trust can open an account. The Funds require the front page and signature page of the trust agreement, including title of the trust and names of the trustee(s), with the application. An initial minimum investment must be at least $2,000.

Corporate Account

A partnership or corporation can open an account. The Funds require the Articles of Incorporation or Partnership Agreement with the appropriate signatures for the account. An initial minimum investment must be at least $2,000.

Subsequent investments for all accounts must be at least $50 per fund.

Direct Purchase of Shares

You can open an account or purchase additional shares in the following ways:

Internet

To open an account online, go to www.parnassus.com and follow the instructions on the website. By accessing your account online, you can purchase shares and have Parnassus debit your bank account. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

To open an account by mail, an investor should complete and mail the application form along with a check payable to the “Parnassus Funds.” With additional investments, shareholders should write the name and number of the account on the check. Checks do not need to be certified, but are accepted subject to collection and must be drawn in United States dollars on United States banks. A fee of $20 will be assessed if a check is returned to the Funds unpaid due to insufficient funds, stop payment or for any other reason. The application should be sent to the following address:

Parnassus Investments
1 Market Street Suite 1600
San Francisco, CA 94105

Telephone

If your account is eligible, you can call the Funds at (800) 999-3505 to make an exchange or purchase additional shares. The telephone purchase option may not be used for initial purchases of shares of the Funds, but may be used for subsequent purchases. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Parnassus Automatic Investment Program

After making an initial investment to open an account, a shareholder may purchase additional shares of the Funds ($50 minimum) via the Parnassus Automatic Investment Program (“PAIP”). On a monthly or quarterly basis, your money will automatically be transferred from your bank account to your Fund account on the day of your choice (the 3rd or 18th day of the month). You can elect this option by filling out the PAIP section on the new account form. If you already have an account, you may fill out the Parnassus Automatic Investment Plan form, or sign up online at www.parnassus.com. For further information, call the Funds and ask for the free brochure titled, “Automatic Investing and Dollar-Cost Averaging.”

Parnassus Investments reserves the right to reject any order. If an investment order is received in good order before 4:00 p.m. Eastern Time, which is 1:00 p.m. San Francisco time, investments will be processed at the NAV calculated on the same business day they are received. If an investment is received in good order after 4:00 p.m. Eastern Time, it will be processed at the NAV calculated on the next business day. See the caption “Net Asset Value” for a discussion on the calculation of NAV. A fee of $20 will be assessed if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason.

There is no sales charge for the purchase of shares from the Funds, but investors may be charged a transaction fee or other fee on their behalf by an investment adviser, a brokerage firm or other financial institution, in connection with purchases or redemptions of shares of the Funds.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or to the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Funds as an investment alternative in the programs they offer or administer. Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Funds. Servicing Agents may:

•	Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds’minimum purchase requirement.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.

•	Charge fees to their customers for the services provided. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

•	Be authorized to accept purchase orders on the Funds’ behalf (and designate other Servicing Agents to accept purchase orders on the Funds’ behalf). If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Funds’ behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Depending on your Servicing Agent’s arrangement with the Parnassus Equity Income Fund, you may qualify to purchase shares of the Parnassus Equity Income Fund-Institutional Shares.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this prospectus. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

How to Redeem Shares

When you redeem your shares, your proceeds are normally made by check and sent via mail. You can pre-designate a bank account where you would like redemption proceeds electronically deposited within three business days. For a $20 fee, you can have redemption proceeds wired to your account in one business day.

Redemption amounts for over $50,000 may be requested only by mail. Your shares will be redeemed at the NAV next determined after receipt of your written instructions in proper form by the Funds. Give your account number and indicate the number of shares or the dollar amount you wish to redeem. All owners of the account must sign the redemption request unless the account application states that only one signature is necessary for redemptions. The Funds must have a change-of-address on file for 30 days before the Funds will send redemption or distribution checks to the new address.

The Funds usually require additional documents when shares are registered in the name of a corporation, agent or fiduciary, or if you are a surviving joint owner. In the case of a corporation, the Funds usually require a corporate resolution signed by the secretary. In the case of an agent or fiduciary, the Funds usually require an authorizing document. In the case of a surviving joint owner, the Funds usually require a copy of the death certificate. Contact the Funds by phone at (800) 999–3505 if you have any questions about the requirements for redeeming your shares.

You can redeem your shares by:

Internet

If your account is eligible, you can redeem your shares by accessing your account online at www.parnassus.com. If an account has more than one owner or authorized person, the Funds will accept online instructions from any one owner or authorized person.

Mail

You can mail your redemption request. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders. Send the request to:

Parnassus Investments
1 Market Street Suite 1600
San Francisco, CA 94105

Fax

The maximum amount that can be redeemed through request by fax is $50,000 per account. You can fax your redemption request to (415) 778–0228. Please be sure to include your account number, the amount of your redemption (dollars or shares) and the signatures of all account holders.

Telephone

For eligible accounts, you can redeem your shares, up to a maximum dollar amount of $50,000 per account, by calling (800) 999–3505. The telephone transaction privilege allows a shareholder to effect exchanges from a Fund into an identically registered account in another Fund managed by Parnassus Investments. Shareholders who elect to use telephone transaction privileges must indicate this on the account application form. Neither the Funds nor Parnassus Investments will be liable for following instructions communicated by telephone reasonably believed to be genuine; a loss to the shareholder may result due to an unauthorized transaction. The Funds and the transfer agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person.

Procedures may include one or more of the following: recording all telephone calls requesting telephone transactions, verifying authorization and requiring some form of personal identification prior to acting upon instructions and sending a statement each time a telephone transaction is made.

The Funds and Parnassus Investments may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Of course, shareholders are not obligated in any way to authorize telephone transactions and may choose to make all transactions in writing. The telephone transaction privilege may be modified or discontinued by the Funds at any time upon 60 days written notice to shareholders.

Systematic Withdrawal Program

You can have the Funds automatically redeem, on a periodic basis, a set amount from your account and direct-deposit the proceeds into your bank account or mail you a check.

Redeeming Shares through Servicing Agent

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

If the Funds have entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Funds, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s NAV. All redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s NAV. See the caption “Net Asset Value” for a discussion on the calculation of NAV.

Other Redemption Information

If the Funds have received payment for the shares you wish to redeem and you have provided the instructions and any other documents needed in correct form, the Funds will promptly send you a check for the proceeds from the sale. Ordinarily, the Funds must send you a check within seven days, but the Funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the New York Stock Exchange (“NYSE”) is closed or during emergency circumstances, as determined by the Securities and Exchange Commission. However, payment may be delayed for any shares purchased by check for a reasonable time (not to exceed 15 days from the date of such purchase). This delay is necessary for the Funds to determine that the purchase check will be honored. The Funds normally send out redemption checks by U.S. mail, but the Funds can send a redemption check by overnight delivery for a $20 fee.

Wire

If you wish to have the redemption proceeds sent by wire transfer, there will be a charge of $20 per transaction. Wiring funds will require a signature guarantee unless wiring instructions were previously filed with the Funds.

Signature Guarantee

Certain types of transactions require a signature guarantee:

•	A redemption check sent to an address that is not the address of record or has not been on the Funds’ records for at least 30 days

•	Redemption proceeds sent to a bank account that is not the bank account of record

•	A redemption check made payable or sent to someone other than the named account owner

•	Changing the shareholder of record on an account

A signature guarantee is meant to ensure that a signature is genuine. It protects shareholders and the Funds against fraud. You can typically obtain a signature guarantee from a bank, a credit union, a savings and loan association or a broker-dealer. A notary public cannot provide a signature guarantee.

Redemption of Small Accounts

The Funds may, in order to reduce the expenses of the Funds, redeem all of the shares of any shareholder whose account balance falls below $500 after a redemption. This will be done at the NAV determined as of the close of business on the business day preceding the sending of such notice of redemption. The Funds will give shareholders whose shares are being redeemed 60 days’ prior written notice in which to purchase sufficient shares to avoid such redemption. The Funds may immediately, without prior written notice, redeem all of the shares of any shareholder whose account balance falls below $100 after a redemption.

Holds on Redemptions

If you purchased shares by check, the Funds may delay a redemption request for shares that were purchased in the past 15 days to allow the Funds time to determine if your purchase check cleared.

Online and Telephone Transactions

Depending on the type of account, you may make shareholder transactions online or over the telephone. The Funds take steps to confirm your identity to prevent fraud, including confirming your account number and Social Security number. However, the Funds cannot be held liable for executing instructions the Funds reasonably believe to be genuine. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to conduct transactions online or over the telephone, please indicate that on your account application or call the Funds at (800) 999–3505.

Market Timing Policies and Procedures

Frequent purchases and redemptions of shares of the Funds may harm other shareholders by interfering with the efficient management of the Funds’ portfolios, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds’ Boards of Trustees have adopted a policy of discouraging frequent purchases and redemption of Fund shares that could disrupt the efficient management of the portfolios. If management of the Funds determines that a shareholder is making frequent trades (defined as a purchase and redemption within five business days) in sufficient volume and with sufficient frequency to disrupt a Fund’s operations, that shareholder will be barred from making future investments in the Funds. The Funds’ Boards of Trustees and the Adviser do not encourage frequent trading and will not engage in an agreement with any party to permit frequent trading. The Adviser and the Funds’ Boards of Trustees will continue to monitor trading activity and the regulatory environment and may alter the policies at any time without prior notice to shareholders.

If inappropriate trading is detected in an omnibus account registered in the name of a nominee, financial intermediary or plan sponsor (collectively, “financial intermediaries”), the Funds may apply these market timing policies and procedures to the account. The Funds generally are dependent on the financial intermediaries in monitoring trading frequency and therefore in applying the Funds’ market timing policies and procedures. In this regard, the Funds have entered into written agreements with each of the Funds’ financial intermediaries, under which the intermediaries must, upon request, provide the Funds with certain shareholder and identity trading information to assist the Funds in enforcing their market timing policies and procedures.

The Funds reserve the right to reject any purchase or exchange transactions at any time. In addition, the Adviser reserves the right to impose restrictions on purchases or exchanges at any time on conditions that are more restrictive on disruptive, excessive or short-term trading, than those that are otherwise stated in this prospectus.

Exchanging Shares

The proceeds from a redemption of shares can be used to purchase shares from the other portfolios of the Funds. There is no limit on the number or dollar amount of exchanges. The Funds reserve the right to modify or eliminate this exchange privilege in the future. The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

Converting Shares (Equity Income Fund)

The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and minimum account sizes. Investor Shares of the Parnassus Equity Income Fund may be converted into Institutional Shares of the Parnassus Equity Income Fund if your account balance is at least $100,000. The transaction will be based on the respective NAV of each class on the trade date for the conversion. Such a conversion is not a taxable event.

If an investor’s account balance in the Parnassus Equity Income Fund — Institutional Shares falls below $100,000, Parnassus may convert the shares into the Parnassus Equity Income — Investor Shares. Parnassus will notify the investor in writing before the mandatory conversion. The Funds will give shareholders whose shares are being converted 60 days’ prior written notice in which to purchase sufficient shares to avoid such conversion.

Net Asset Value

The NAV for the Funds will usually be calculated on every day the NYSE is open for trading (“business day”) and on any other day there is a sufficient degree of trading in investments held by the Funds to affect the NAV. The NYSE is closed on national holidays and Good Friday. The NAV of the Funds will usually be calculated as of the close of trading on the NYSE at 4:00 p.m. Eastern Time. The NAV may not be determined on any day that there are no transactions in shares of the Funds.

The NAV per share is the value of a Fund’s assets, less its liabilities, divided by the number of outstanding shares of that Fund. In general, the value of the Funds’ portfolio securities is the market value of such securities. However, securities and other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Funds’ Boards of Trustees. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The fair value of a security may differ from the last quoted price, and a Fund may not be able to sell a security at the fair value. See the SAI for more details.

DISTRIBUTIONS AND TAXES

All dividends from net investment income together with distributions of short-term capital gains (collectively, “income dividends”) will be taxable as ordinary income to shareholders (although a portion may be taxed at the lower rate applicable to qualified dividend income), even though paid in additional shares. Any net, long-term capital gains (“capital-gain distributions”) distributed to shareholders are taxable as such. Tax-exempt and tax-deferred shareholders, of course, will not be required to pay taxes on any amount paid to them. Holders of IRAs and other tax-deferred retirement accounts are not required to pay taxes until distribution. (Tax-exempt retirement accounts do not have to pay taxes.)

Income dividends and capital-gain distributions will usually be paid once a year. The income dividend is usually made in December of each year, except that the Equity Income Fund normally declares and pays income dividends on a quarterly basis and the Fixed-Income Fund normally declares and pays income dividends on a monthly basis; and the capital-gain distribution is usually made in November of each year. Income dividends and capital-gain distributions are taxable in the year received. For the convenience of investors, all payments are made in shares of the Funds. Shareholders who prefer to receive payment of income dividends and/or capital-gain distributions in cash should notify the Funds at least five days prior to the payment date. If you decide to receive your dividends and/or capital-gain distributions in cash, you may receive your payments by check or via the Automated Clearing House network (electronically credited to your bank account).

All distributions, whether reinvested or paid out in cash, may be subject to federal income tax. An exchange of the Funds’ shares for shares of another Fund will be treated as a sale of the respective Fund’s shares for tax purposes, and any gain on the transaction may be subject to state and federal income tax. If an investor purchases shares just before the dividend date, he or she will be taxed on the distribution even though it may be a return of capital. Tax issues can be complicated. Please consult your tax adviser with any tax questions you may have. Annually, you will receive on IRS Form 1099 the dollar amount and tax status of all distributions you received.

The Funds may be required to impose backup withholding at a rate of 28% from any income dividends and capital-gain distributions. Shareholders can eliminate any backup-withholding requirements by furnishing certification of U.S. taxpayer identification numbers for reporting dividends.

To the extent that income dividends are derived from qualifying dividends paid by domestic corporations whose shares are owned by the Funds, such dividends, in the hands of the Funds’ corporate shareholders, will be eligible for the 70% dividends received deduction. Individuals do not qualify for this deduction; it applies to corporations only.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends distributions). This information has been derived from the financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request.

Parnassus Fund(d)

	2008		2007		2006		2005		2004
Net asset value at beginning of year	$36.66		$36.23		$31.68		$31.09		$30.05
Income (loss) from operations(c):
Net investment income (loss)	0.17		--		(0.04)		0.16		0.12
Net realized and unrealized gain (loss) on securities	(12.76)		2.03		4.59		0.63		1.05
Total from investment operations	(12.59)		2.03		4.55		0.79		1.17
Distributions:
Dividends from net investment income	(0.17)		(0.01)		--		(0.20)		(0.13)
Distributions from net realized gains on securities	(0.31)		(1.59)		--		--		--
Total distributions	(0.48)		(1.60)		--		(0.20)		(0.13)
Net asset value at end of year	$23.59		$36.66		$36.23		$31.68		$31.09
Total overall return	(34.12%)		5.43%		14.36%		2.55%		3.89%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.01%		1.00%		1.01%		1.03%		0.99%
Ratio of net expenses to average net assets
(net of waiver and expense offset arrangements)	0.99	%(g)	0.99	%(g)	0.99	%(g)	0.99	%(g)	0.99%
Ratio of net investment income (loss) to average
net assets	0.51%		(0.01%)		(0.13%)		0.53%		0.40%
Portfolio turnover rate	98.38%		88.67%		141.98%		136.07%		119.80%
Net assets, end of year (000s)	$173,911		$280,008		$337,646		$292,384		$339,893

Parnassus Equity Income Fund - Investor Shares

	2008		2007		2006		2005		2004
Net asset value at beginning of year	$25.31		$24.83		$24.02		$25.00		$24.00
Income (loss) from operations(c):
Net investment income	0.27		0.20		0.30		0.41		0.40
Net realized and unrealized gain (loss) on securities	(6.05)		3.28		3.23		0.24		1.79
Total from investment operations	(5.78)		3.48		3.53		0.65		2.19
Distributions:
Dividends from net investment income	(0.24)		(1.18)		(1.38)		(0.85)		(0.56)
Distributions from net realized gains on securities	--		(1.82)		(1.34)		(0.78)		(0.63)
Total distributions	(0.24)		(3.00)		(2.72)		(1.63)		(1.19)
Net asset value at end of year	$19.29		$25.31		$24.83		$24.02		$25.00
Total overall return	(22.95%)		14.13%		14.70%		2.62%		9.30%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.99%		1.03%		1.06%		1.07%		1.04%
Ratio of net expenses to average net assets
(net of waiver and expense offset arrangements)	0.99	%(g)	0.99	%(g)	0.99	%(g)	0.99	%(g)	1.04%
Ratio of net investment income to average net	1.21%		0.73%		1.17%		1.63%		1.63%
assets
Portfolio turnover rate	70.20%		91.42%		116.75%		109.54%		79.88%
Net assets, end of year (000s)	$1,400,214		$867,577		$808,104		$906,844		$894,415

Parnassus Equity Income Fund - Institutional Shares

	2008		2007		2006(f)
Net asset value at beginning of period	$25.35		$24.86		$25.59
Income (loss) from operations(c):
Net investment income	0.32		0.25		0.19
Net realized and unrealized gain (loss) on	(6.05)		3.28		1.73
securities
Total from investment operations	(5.73)		3.53		1.92
Distributions:
Dividends from net investment income	(0.28)		(1.22)		(1.31)
Distributions from net realized gains on	--		(1.82)		(1.34)
securities
Total distributions	(0.28)		(3.04)		(2.65)
Net asset value at end of period	$19.34		$25.35		$24.86
Total overall return	(22.73%)		14.35%		7.46	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.79%		0.82%		0.85	%(b)
Ratio of net expenses to average net assets (net
of waiver and expense offset arrangements)	0.78	%(g)	0.78	%(g)	0.78	%(b)(d)
Ratio of net investment income to average
net assets	1.44%		0.95%		1.10	%(b)
Portfolio turnover rate	70.20%		91.42%		116.75%
Net assets, end of period (000s)	$137,501		$45,197		$46,471

Parnassus Mid-Cap Fund

	2008		2007		2006		2005(e)
Net asset value at beginning of period	$17.39		$17.36		$15.30		$15.00
Income (loss) from operations(c):
Net investment income (loss)	0.06		(0.08)		(0.06)		0.04
Net realized and unrealized gain (loss) on securities	(5.21)		0.40		2.47		0.44
Total from investment operations	(5.15)		0.32		2.41		0.48
Distributions:
Dividends from net investment income	(0.03)		(0.12)		(0.29)		(0.04)
Distributions from net realized gains on securities	(0.21)		(0.17)		(0.07)		(0.14)
Total distributions	(0.24)		(0.29)		(0.36)		(0.18)
Net asset value at end of period	$12.00		$17.39		$17.36		$15.30
Total overall return	(29.38%)		1.81%		15.78%		3.22	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	2.25%		2.04%		5.29%		9.03	%(b)
Ratio of net expenses to average net assets
(net of waiver and expense offset arrangements)	1.20	%(h)	1.40	%(g)	1.40	%(g)	1.40	%(b)
Ratio of net investment income (loss) to average
net assets	0.40%		(0.42%)		(0.35%)		0.37	%(b)
Portfolio turnover rate	132.74%		76.85%		122.04%		31.41	%(a)
Net assets, end of period (000s)	$6.672		$6,524		$2,409		$640

Parnassus Small-Cap Fund

	2008		2007		2006		2005(e)
Net asset value at beginning of period	$16.91		$17.94		$15.76		$15.00
Income (loss) from operations(c):
Net investment income (loss)	0.08		(0.13)		(0.10)		(0.03)
Net realized and unrealized gain (loss) on securities	(4.32)		(0.56)		3.07		1.18
Total from investment operations	(4.24)		(0.69)		2.97		1.15
Distributions:
Dividends from net investment income	(0.04)		(0.04)		(0.74)		(0.39)
Distributions from net realized gains on securities	--		(0.30)		(0.05)		--
Total distributions	(0.04)		(0.34)		(0.79)		(0.39)
Net asset value at end of period	$12.63		$16.91		$17.94		$15.76
Total overall return	(25.08%)		(3.92%)		18.78%		7.65	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.86%		2.06%		3.03%		7.27	%(b)
Ratio of net expenses to average net assets
(net of waiver and expense offset arrangements)	1.20	%(h)	1.40	%(g)	1.40	%(g)	1.40	%(b)
Ratio of net investment income (loss) to average
net assets	0.51%		(0.72%)		(0.56%)		(0.27	%)(b)
Portfolio turnover rate	100.41%		100.30%		125.00%		86.20	%(a)
Net assets, end of period (000s)	$26,805		$7,997		$5,269		$1,225

Parnassus Workplace Fund

	2008		2007		2006		2005(e)
Net asset value at beginning of period	$17.60		$17.05		$15.49		$15.00
Income (loss) from operations(c):
Net investment income	0.05		0.03		0.02		0.04
Net realized and unrealized gain (loss) on securities	(5.33)		0.94		2.28		0.50
Total from investment operations	(5.28)		0.97		2.30		0.54
Distributions:
Dividends from net investment income	--		(0.17)		(0.61)		(0.05)
Distributions from net realized gains on securities	(0.10)		(0.25)		(0.13)		--
Total distributions	(0.10)		(0.42)		(0.74)		(0.05)
Net asset value at end of period	$12.22		$17.60		$17.05		$15.49
Total overall return	(29.94%)		5.64%		14.84%		3.60	%(a)
Ratios/supplemental data:
Ratio of gross expenses to average net assets	2.32%		2.64%		4.04%		6.91	%(b)
Ratio of net expenses to average net assets
(net of waiver and expense offset arrangements)	1.20	%(g)	1.20	%(g)	1.20	%(g)	1.20	%(b)
Ratio of net investment income (loss) to average
net assets	0.30%		0.16%		0.12%		0.39	%(b)
Portfolio turnover rate	72.58%		56.18%		96.93%		27.55	%(a)
Net assets, end of period (000s)	$7,951		$4,293		$2,362		$1,013

Parnassus Fixed-Income Fund

	2008		2007		2006		2005	2004
Net asset value at beginning of year	$16.29		$16.11		$15.79		$15.87	$16.00
Income (loss) from operations(c):
Net investment income	0.47		0.67		0.67		0.48	0.33
Net realized and unrealized gain (loss) on securities	0.01		0.25		0.49		(0.08)	(0.01)
Total from investment operations	0.48		0.92		1.16		0.40	0.32
Distributions:
Dividends from net investment income	(0.57)		(0.69)		(0.74)		(0.48)	(0.33)
Distributions from net realized gains on securities	(0.01)		(0.05)		(0.10)		--	(0.09)
Return of capital	--		--		--		--	(0.03)
Total distributions	(0.58)		(0.74)		(0.84)		(0.48)	(0.45)
Net asset value at end of year	$16.19		$16.29		$16.11		$15.79	$15.87
Total overall return	2.98%		5.81%		7.45%		2.55%	2.05%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.88%		0.87%		0.92%		1.01%	0.97%
Ratio of net expenses to average net assets
(net of waiver and expense offset arrangements)	0.75	%(g)	0.75	%(g)	0.75	%(g)	0.75%	0.75%
Ratio of net investment income to average net assets	2.90%		4.13%		4.13%		3.03%	2.08%
Portfolio turnover rate	44.87%		32.48%		41.27%		34.08%	24.38%
Net assets, end of year (000s)	$100,070		$80,862		$62,520		$45,879	$38,205

(a)	Not annualized for periods less than one year.
(b)	Annualized.
(c)	Income (loss) from operations per share is based on average daily shares outstanding.
(d)	Prior to May 1, 2004, the Parnassus Fund charged a sales load of a maximum of 3.5%, which is not reflected in the total overall return figures.
(e)	The Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund commenced operations on April 29, 2005 and the period shown is from April 29, 2005 through December 31, 2005.
(f)	The Parnassus Equity Income Fund–Institutional Shares commenced operations on April 28, 2006 and the period shown is from April 28, 2006 through December 31, 2006.

(g)	Parnassus Investments has contractually limited expenses to an annualized rate of 0.99% for the Parnassus Fund, 0.99% for the Parnassus Equity Income Fund–Investor Shares, 0.78% for the Parnassus Equity Income Fund–Institutional Shares, 1.20% for the Parnassus Mid-Cap Fund, Parnassus Small-Cap Fund and the Parnassus Workplace Fund and 0.87% for the Parnassus Fixed-Income Fund. Parnassus Investments has also voluntarily limited additional expenses for the Parnassus Fixed-Income Fund.
(h)	For the year ending December 31, 2008, Parnassus Investments has agreed to further reduce the total operating expenses from 1.40% to 1.20% of net assets, exclusive of acquired fund fees, for the Parnassus Mid-Cap Fund and Parnassus Small-Cap Fund.

GENERAL INFORMATION

Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Funds’ independent registered public accounting firm.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, has been selected as the custodian of the Funds' assets.

Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Funds’ President, is the majority stockholder of Parnassus Investments.

HOUSEHOLDING CONSENT

To reduce expenses, we may mail only one copy of the Funds’ prospectus and each annual, semi-annual and quarterly report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and are currently receiving these reports directly from Parnassus Investments, please call us at (800) 999–3505 (or contact your financial institution that currently sends these reports to you). We will begin sending you individual copies 30 days after receiving your request.

PRIVACY POLICIES AND PRACTICES

(not part of the prospectus)

Parnassus is committed to maintaining the confidentiality, integrity and security of personal information entrusted to us by current and potential financial service customers. We have always treated personal information as confidential and want you to be aware of our privacy policies.

We obtain non-public personal information about you from the following sources: information we receive from you on applications or other forms and information about your transactions with us, our affiliates or others.

We restrict access to your non-public personal information to employees who provide products or services to you. Parnassus employees are subject to a strict employment policy regarding confidentiality.

We do not disclose any non-public personal information about our customers or former customers to anyone except as required by law. However, we may provide such information to third parties in the course of servicing your account, such as identity-verification service providers. Relationships with these parties are governed by a non-disclosure agreement, that protects the release of shareholder information. We may disclose information to non-affiliated parties if compelled by law, such as responding to a subpoena, preventing fraud, or complying with an inquiry by a government agency or regulator. Parnassus may use personal information for the purpose of offering or furnishing products and services. Third parties may be used to help prepare notices of these offerings. However, names and addresses are never given or sold to third parties for any outside use.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your non-public personal information. Under strict confidence, a backup database of Parnassus customers and accounts is maintained at an outside facility.

Please call us if you have any questions regarding our privacy policy.

THE PARNASSUS FUNDS
1 Market Street, Suite 1600    San Francisco, CA 94105
(800) 999-3505    (415) 778-0200
www.parnassus.com

Investment Adviser	Independent Registered
Parnassus Investments	Public Accounting Firm
1 Market Street, Suite 1600	Deloitte & Touche LLP
San Francisco, CA 94105	50 Fremont Street
San Francisco, CA 94105
Legal Counsel	Distributor
Foley & Lardner LLP	Parnassus Funds Distributor
777 E. Wisconsin Ave.	1 Market Street, Suite 1600
Milwaukee, WI 53202	San Francisco, CA 94105

You can obtain additional information about each of the Funds. A statement of additional information (SAI) dated May 1, 2009, has been filed with the SEC and is incorporated in this prospectus by reference (namely, it legally forms a part of the prospectus). The Funds also publish an annual and a semiannual report and two quarterly reports each year that discuss the Funds’ holdings and how recent market conditions as well as the Funds’ investment strategies affected performance. For a free copy of any of these documents or to ask questions about the Funds, call Parnassus Investments at (800) 999–3505.

The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www.parnassus.com). The SAI, the Funds’ annual, semiannual and quarterly reports and other related materials are also available on the SEC’s Internet website (http://www.sec.gov). You can also obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. or make an electronic request at publicinfo@sec.gov. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

The Investment Company Act File Number for Parnassus Income Funds is 811-6673. The Investment Company Act File Number for Parnassus Funds is 811-4044.

May 1, 2009

STATEMENT OF ADDITIONAL INFORMATION FOR

Parnassus Fund
Parnassus Equity Income Fund
Parnassus Mid-Cap Fund
Parnassus Small-Cap Fund
Parnassus Workplace Fund
Parnassus Fixed-Income Fund

Parnassus Funds
Parnassus Income Funds
1 Market Street, Suite 1600
San Francisco, CA 94105
(800) 999-3505

        The “Parnassus Funds” or the “Funds,” as referenced collectively in this statement of additional information, are comprised of two trusts. The Parnassus Funds trust consists of four mutual funds: the Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund. The Parnassus Income Funds trust consists of two mutual funds: the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund. The Funds are managed by Parnassus Investments (the “Adviser”). The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

        This statement of additional information is not a prospectus. It should be read in conjunction with the Funds’ prospectus dated May 1, 2009. The Funds’ audited financial statements for the fiscal year ended December 31, 2008 are incorporated into this statement of additional information by reference to the Funds’ annual report to shareholders dated December 31, 2008. You may obtain a free copy of the prospectus or the annual report by calling the Funds at (800) 999-3505.

INVESTMENT OBJECTIVES AND POLICIES

        The investment objective of the Parnassus Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund is to achieve long-term growth of capital. The investment objective of the Parnassus Equity Income Fund is both current income and capital appreciation. The investment objective of the Parnassus Fixed-Income Fund is to provide a high level of current income consistent with safety and preservation of capital. The Funds’ prospectus describes the investment objective and principal strategies of each Fund.

Investment Restrictions

        The Funds have adopted the following restrictions (in addition to those indicated in the prospectus) as fundamental policies that may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act of 1940 [the “1940 Act”]) of the applicable Fund’s outstanding shares. A vote of the holders of a “majority” (as so defined) of a Fund’s outstanding shares means a vote of the holders of the lesser of (i) 67% or more of the Fund’s shares present or represented by proxy at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.

        The Funds may not:

(1)	With respect to 75% of a Fund’s total net assets, purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities (“U.S. government securities”), if as a result: (i) more than 5% of a Fund’s total net assets (taken at current value) would then be invested in securities of a single issuer or (ii) a Fund would hold more than 10% of the outstanding voting securities of any one issuer.

(2)	Purchase any security if as a result, any Fund would have 25% or more of its net assets (at current value) invested in a single industry.

(3)	Purchase securities on margin (however, the Funds may obtain such short-term credits as may be necessary for the clearance of transactions).

(4)	Make short sales of securities, purchase on margin or purchase puts, calls, straddles or spreads.

(5)	Issue senior securities, borrow money or pledge their assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not make additional purchases while any borrowings are outstanding.

(6)	Buy or sell commodities or commodity contracts including futures contracts or real estate, real-estate limited partnerships or other interests in real estate, however each Fund may purchase and sell securities that are secured by real estate and securities of companies which invest or deal in real estate.

(7)	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, each Fund may be deemed to be an underwriter under certain federal securities laws.

(8)	Participate on a joint (or joint and several) basis in any trading account in securities.

(9)	Invest in securities of other registered investment companies, except that each Fund may invest up to 10% of its assets in money-market funds, but no more than 5% of its assets in any one fund and no Fund may own more than 3% of the outstanding voting shares of any one fund. This restriction, however, does not apply to a transaction that is a part of a merger, consolidation or other acquisition or regarding collateral held for securities lending arrangements, which are deposited into money market funds.

(10)	Invest in interests in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases, although each Fund may invest in the common stocks of companies that invest in or sponsor such programs.

(11)	Make loans, except through repurchase agreements; however, the Funds may engage in securities lending and may also acquire debt securities and other obligations consistent with the applicable Fund’s investment objective(s) and its other investment policies and restrictions. Investing in a debt instrument that is convertible into equity or investing in a community loan fund is not considered the making of a loan.

        Further, with respect to the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a fundamental policy of each of the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by its name. The Parnassus Mid-Cap Fund invests in companies with market capitalizations between $3 billion and $20 billion. The Parnassus Small-Cap Fund invests in companies with market capitalizations under $3 billion. The Parnassus Workplace Fund invests mainly in companies that the Adviser considers to have a good workplace for its employees. These policies may not be changed without the approval of the holders of a “majority” of the applicable Fund’s outstanding shares.

Portfolio Turnover

        The Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund did not have significant changes in portfolio turnover rates over the two most recently completed fiscal years. For the year ended December 31, 2008, the turnover for the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund was 98.38%, 70.20%, 132.74%, 100.41%, 72.58% and 44.87% respectively. The increased turnover in the Parnassus Mid-Cap Fund was a result of a change in portfolio management, which occurred effective October 1, 2008.

Operating Policies

        Each of the Funds has adopted the following operating policies (unless otherwise noted) which may be changed by a vote of the majority of the Fund’s Trustees:

(1)	With the exception of the Parnassus Fixed-Income Fund, a Fund may purchase warrants up to a maximum of 5% of the value of its total net assets. The Parnassus Fixed-Income Fund may not purchase warrants.

(2)	A Fund may not hold or purchase foreign currency except, with respect to each Fund other than the Parnassus Fixed-Income Fund, as may be necessary, in the settlement of foreign securities transactions.

(3)	It is the position of the Securities and Exchange Commission (“SEC”) (and an operating although not a fundamental policy of each Fund) that a Fund may not make certain illiquid investments if thereafter more than 15% of the value of its net assets would be so invested. Investments included in this 15% limit are: (i) those which are restricted (namely, those which cannot freely be resold for legal or contractual reasons); (ii) fixed time deposits subject to withdrawal penalties (other than overnight deposits); (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, the 15% limit does not include obligations which are payable at principal amount plus accrued interest within seven days after purchase or commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), or securities eligible for resale under Rule 144A of the 1933 Act that have been determined to be liquid pursuant to procedures adopted by the Boards of Trustees.

(4)	With respect to the Parnassus Fixed-Income Fund, in accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Parnassus Fixed-Income Fund to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities. The Parnassus Fixed-Income Fund invests primarily in investment-grade bonds. Attached as Annex A to this statement of additional information is a description of the corporate bond ratings of Moody’s Investors Service, Inc. and Standard & Poor’s Corporation.

Foreign Securities

        With the exception of the Parnassus Fixed-Income Fund, each of the Funds may purchase foreign securities and American Depositary Receipts of foreign companies up to a maximum of 15% of the value of its total net assets. Such investments increase a portfolio’s diversification and may enhance return, but they also involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable change can increase its value).

Limited Partnerships

        With the exception of the Parnassus Fixed-Income Fund, each of the Funds may also invest up to 5% of its total net assets in venture-capital limited partnerships. These investments will not be liquid (and are subject to the restriction on illiquid investments discussed above) and will likely involve a higher degree of risk than most portfolio securities.

Repurchase Agreements

        Each of the Funds may purchase the following securities subject to repurchase agreements: certificates of deposit, certain bankers’ acceptances and securities that are direct obligations of, or that are fully guaranteed as to principal, by the United States or any agency or instrumentality of the United States. A repurchase transaction occurs when at the time a Fund purchases a security, the Fund also resells it to the vendor (normally a commercial bank or a broker-dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed-upon date in the future. Such securities, including any securities so substituted, are referred to as the “Resold Securities.” The Adviser will consider the creditworthiness of any vendor of repurchase agreements and continuously monitor the collateral so that it never falls below the resale price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which a Fund’s money is invested in the Resold Securities. The majority of these transactions run from day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements with a maturity of more than seven days are considered to be illiquid and are subject to the restriction on illiquid investments discussed above. A Fund’s risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date.

        If there is a default, the Resold Securities constitute collateral for the repurchase obligation and will be promptly sold by the Fund in question. However, there may be delays and costs in establishing a Fund’s rights to the collateral and the value of the collateral may decline. A Fund will bear the risk of loss in the event that the other party to the transaction defaults on its obligation and the Fund is delayed or prevented from exercising its right to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights.

        Repurchase agreements can be considered as loans “collateralized” by the Resold Securities (such agreements being defined as “loans” in the 1940 Act.) The return on such “collateral” may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the “collateral” is at least equal to the value of the loan including the accrued interest earned thereon. All Resold Securities will be held by the Funds’ custodian either directly or through a securities depository.

Lending Portfolio Securities

        To generate additional income, each of the Funds may lend its portfolio securities to broker-dealers, banks or other institutional borrowers of securities. A Fund must receive 102% collateral in the form of cash or U.S. government securities. This collateral will be valued daily. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund in question. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest received on such securities. Although the borrower must pledge collateral in the form of cash or U.S. government securities, a Fund may invest the collateral in U.S. government securities or short-term, high-quality money-market instruments with maturities of 397 days or less, which may also include other money market funds that are registered investment companies. The Funds’ social investing criteria may not be applied to investments made with the collateral. While a Fund does not have the right to vote securities that are on loan, each of the Funds intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. The borrower can repay the loan at any time and a Fund can demand repayment at any time.

Disclosure of Portfolio Holdings

        The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders, including procedures to address conflicts of interest. The Funds may not receive any compensation for providing this information. The Funds’ Chief Compliance Officer will report periodically to the Boards of Trustees with respect to compliance with the Funds’ portfolio holdings disclosure procedures.

SEC and Website Disclosure

        The Funds are required by the SEC to file their complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Funds’ annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than 10 calendar days after a Fund transmits its annual or semi-annual report to its shareholders, which occurs no later than 60 calendar days after the end of the applicable period. Form N-Q must be filed with the SEC no later than 60 calendar days after the end of the applicable quarter. These reports are available on the SEC’s website (www.sec.gov).

        The Funds publish portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). Monthly holdings information includes the largest 10 holdings for each Fund and may also include other related portfolio information. Portfolio information may include portfolio management commentary and portfolio statistics. This information is available to anyone that visits the website, and is updated on or about 10 business days following the end of each month. The Funds also publish on their website their entire portfolio holdings, as well as related portfolio investment statistics and analyses, on a quarterly basis on or about 15 business days following each calendar quarter. Holdings information will remain on the website until updated for the subsequent time period.

Service Providers

        The Funds have entered into arrangements with certain third-party service providers for services that require these groups to have access to the Funds’ portfolios on a more frequent basis than is publicly available (in some cases on a daily basis). As a result, such third-party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information. In each case, the Funds’ Boards of Trustees have determined that such advanced disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third-party service providers include the Funds’ independent registered public accounting firm, legal counsel, custodian, financial printer, pricing service provider, auditor and proxy voting service.

Rating and Ranking Organizations

        The Funds’ Boards of Trustees have determined that the Funds may provide their entire portfolios to the following rating and ranking organizations:

Morningstar, Inc. Lipper, Inc. Standard & Poor’s Ratings Group Bloomberg L.P.

        The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. This information is provided on the condition that it be kept confidential or that such organizations not trade on such information.

Other Individuals and Organizations

        Occasionally, certain third parties, including individual shareholders, institutional investors and other third-party organizations request information about the Funds’ portfolio holdings before they are publicly disclosed. Where executive management believes there is a legitimate business purpose for such disclosure, the disclosure may be made provided that (i) management, including the Chief Compliance Officer, have reasonably concluded that the recipient will not likely distribute the information to other persons who might use the information for purposes of purchasing or selling the Funds or their portfolio securities before their portfolio holdings are publicly disclosed; and (ii) the recipient signs a written confidentiality agreement, if not subject to a specific duty of confidentiality by law.

MANAGEMENT

        The Funds’ Boards of Trustees decide matters of general policy and supervise the activities of the Adviser. All Trustees serve indefinite terms and they each oversee six portfolios (funds) in the Parnassus Funds complex. The Funds consist of two trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (each a “Trust” and, collectively, the “Trusts”). Each of the Trusts has its own Board of Trustees. The same individuals serve as Trustees and Officers of each Trust. The Funds’ Officers conduct and supervise the daily business operations of the Funds. The Trustees and Officers of the Funds are as follows:

Name, Address and Age	Position with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Current Directorships Outside the Parnassus Complex	Number of Portfolios in Parnassus Complex Overseen by Trustee
INDEPENDENT TRUSTEES (1)
Herbert A. Houston, 65	Trustee	Indefinite	Healthcare consultant	None	6
Parnassus Investments			and owner of several
1 Market Street, Ste. 1600		Since 1992	small businesses.
San Francisco, CA 94105		for Parnassus
Income Funds
Since 1998
for Parnassus
Funds
Jeanie S. Joe, 61	Trustee	Indefinite	President of	None	6
Parnassus Investments			Geo/Resource
1 Market Street, Ste. 1600		Since 2004	Consultants, a
San Francisco, CA 94105		for Parnassus	geotechnical and
		Income Funds	environmental consulting
		and Parnassus	firm, since 1995.
Funds
Donald V. Potter, 63	Trustee	Indefinite	President and owner of	None	6
Parnassus Investments			Windermere Associates, a
1 Market Street, Ste. 1600		Since 2002	consulting firm
San Francisco, CA 94105		for Parnassus	specializing in business
		Income Funds	strategy, since 1984.
and Parnassus
Funds
INTERESTED TRUSTEE (2)
Jerome L. Dodson, 65	President and	Indefinite	President and Trustee of	None	6
Parnassus Investments	Trustee		Parnassus Funds and
1 Market Street, Ste. 1600		Since 1992	Parnassus Income Funds
San Francisco, CA 94105		for Parnassus	since their inceptions;
		Income Funds	Director of Parnassus
Investments since June of
		Since 1984	1984. Portfolio manager
		for Parnassus	since 1984. CEO of
		Funds	Parnassus Investments
from 1984 to present.

(1)	“Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act.

(2)	Jerome L. Dodson is an “interested” Trustee as defined in the 1940 Act because of his ownership in Parnassus Investments, the Adviser.

Name, Address and Age	Positions with Funds	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS (other than Jerome L. Dodson)
Todd C. Ahlsten, 37	Vice President	Indefinite	Chief Investment Officer of Parnassus Investments since
Parnassus Investments			January 2008. Portfolio manager of the Parnassus Equity
1 Market Street, Ste. 1600		Since 2001	Income Fund and the Parnassus Fixed-Income Fund since
San Francisco, CA 94105			2001. Financial Analyst and Director of Research at
Parnassus Investments from 1995 to January 2008.
Marc C. Mahon, 31	Principal	Indefinite	Chief Financial Officer and Principal Accounting Officer
Parnassus Investments	Accounting		of Parnassus Income Funds, Parnassus Funds and Parnassus
1 Market Street, Ste. 1600	Officer and	Since 2007	Investments since December 2007, and Treasurer of
San Francisco, CA 94105	Treasurer		Parnassus Income Funds and Parnassus Funds since March
2007. Accounting Manager of Parnassus Income Funds and
Parnassus Funds since 2004.
Richard D. Silberman, 71	Secretary	Indefinite	Retired business lawyer.
Parnassus Investments
1 Market Street, Ste. 1600		Since 1986
San Francisco, CA 94105
John V. Skidmore II, 44	Chief	Indefinite	Chief Compliance Officer of Parnassus Income Funds,
Parnassus Investments	Compliance		Parnassus Funds and Parnassus Investments since February
1 Market Street, Ste. 1600	Officer and	Since 2008	2008. Deputy Chief Compliance Officer of AssetMark
San Francisco, CA 94105	Assistant		Investment Services from 2005 to 2007. Vice President of
	Secretary		Wells Fargo Funds Management from 2000 to 2005.

        In the aggregate, the Trusts pay each of their Trustees who is not affiliated with the Adviser annual fees of $38,000 in addition to reimbursement for certain out-of-pocket expenses. The Funds comprise a “family of investment companies.” The Trusts have no retirement or pension plans for their Trustees.

        The following table sets forth the aggregate compensation paid by the Trusts and the Boards of any other investment companies managed by Parnassus Investments (the “Fund Complex”) to the Trustees who are not affiliated with the Adviser for the calendar year ended December 31, 2008.

Compensation Table
Name and Position(1)	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees
Herbert A. Houston	$38,000	None	$38,000
Donald V. Potter	$38,000	None	$38,000
Jeanie S. Joe	$38,000	None	$38,000

(1) Trustees who are interested do not receive compensation from the Trusts.

        The following table sets forth the dollar range of shares of the portfolios of the Funds and the total in the family of investment companies beneficially owned by each Trustee as of December 31, 2008, which is also the valuation date:

Name	Parnassus Fund	Equity Income Fund	Mid-Cap Fund	Small-Cap Fund	Workplace Fund	Fixed- Income Fund	Total in Family of Investment Companies
Interested Trustee
J. Dodson	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	$10,001-$50,000	Over $100,000
Independent Trustees
H. Houston	Over $100,000	Over $100,000	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000	Over $100,000
D. Potter	None	$10,001-$50,000	None	None	None	None	$10,001-$50,000
J. Joe	$10,001-$50,000	$1-$10,000	$1-$10,000	$1-$10,000	$1-$10,000	None	$50,001-$100,000

Code of Ethics

        The Parnassus Funds have a code of ethics under rule 17j-1 of the 1940 Act. Parnassus Investments and Parnassus Funds Distributor are also subject to this code. The code allows personnel subject to it to invest in securities with pre-clearance subject to certain restrictions. They may also invest in securities held by the Funds or the portfolios of the Parnassus Funds, but they cannot trade in those securities during the blackout period which is five days before and five days after any of the Funds trade in that security or consider a trade in that security.

Proxy Voting

        Proxy voting policies and procedures for the portfolios of the Parnassus Funds are included as Annex B attached to this statement of additional information. The actual voting records for the portfolios of the Parnassus Funds are available on the Funds’ website (www.parnassus.com) and on the website of the SEC at www.sec.gov. The SEC website contains information regarding how the Funds and the portfolios of the Parnassus Funds voted portfolio securities during the most recent 12-month period ended June 30, while the Funds’ website gives the votes in real time (namely, immediately after a vote has been cast).

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 5.46% of the outstanding shares of the Parnassus Fund of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned 1.59% of the outstanding shares of the Parnassus Fund.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 50.53%, National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 15.29%, and Ameritrade, Inc., P.O. Box 2226, Omaha NE 68103 owned 6.71% of the outstanding shares of the Parnassus Equity Income Fund – Institutional Shares of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned less than 1% of the outstanding shares of the Parnassus Equity Income Fund – Institutional Shares.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 owned 53.27% and National Financial Services Corporation, 200 Liberty Street, New York, NY 10281 owned 22.98% of the outstanding shares of the Parnassus Equity Income Fund – Investor Shares of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned less than 1% of the outstanding shares of the Parnassus Equity Income Fund – Investor Shares.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 29.11%, National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 24.66%, and Ameritrade, Inc., P.O. Box 2226, Omaha NE 68103 owned 7.52% of the outstanding shares of the Parnassus Mid-Cap Fund of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned 3.99% of the outstanding shares of the Parnassus Mid-Cap Fund.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 37.90% National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 21.28%, and Ameritrade, Inc., P.O. Box 2226, Omaha NE 68103 owned 7.12% of the outstanding shares of the Parnassus Small-Cap Fund of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned 1.28% of the outstanding shares of the Parnassus Small-Cap Fund.

        As of March 31, 2009, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 36.78%, Ameritrade, Inc., P.O. Box 2226, Omaha NE 68103 owned 9.76%, and National Financial Services, LLC, 200 Liberty Street, New York, NY 10281 owned 9.71% of the outstanding shares of the Parnassus Workplace Fund of record, but beneficial ownership belonged to others. Side By Side Limited Partnership, 4851 North Avenida De Franelah, Tucson AZ 85749 owned 6.93% of the outstanding shares of the Parnassus Workplace Fund of record. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned 4.03% of the outstanding shares of the Parnassus Workplace Fund.

        As of March 31, 2008, Charles Schwab & Co., Inc., 101 Montgomery St, San Francisco, CA 94104 owned 25.42%, and National Financial Services Corporation owned 17.11% of the outstanding shares of the Parnassus Fixed-Income Fund of record, but beneficial ownership belonged to others. As of March 31, 2009, the Trustees and Officers as a group (8 persons) owned less than 1% of the outstanding shares of the Parnassus Fixed-Income Fund.

STANDING AUDIT COMMITTEE

        The Audit Committee currently consists of Herbert A. Houston, Jeanie S. Joe and Donald V. Potter. The responsibilities of the Audit Committee are to assist the Boards of Trustees in overseeing the Trusts’ independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Trusts’ auditing processes. The function of the Audit Committee and the Boards of Trustees is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the registered independent public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is responsible to the Boards of Trustees and the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2008.

THE ADVISER

        Parnassus Investments acts as the Funds’ investment adviser. Under its Investment Advisory Agreement (“Agreement”) with each of the Funds, the Adviser acts as investment adviser for each Fund and, subject to the supervision of the Boards of Trustees, directs the investments of each Fund in accordance with its investment objective, policies and limitations. The Adviser also provides the Funds with all necessary office facilities and personnel for servicing the Funds’ investments and pays the salaries and fees of all Officers and all Trustees of the Trusts who are “interested persons” under the 1940 Act. The Adviser also provides the management and administrative services necessary for the operation of the Funds including supervising relations with the custodian, transfer agent, independent registered public accounting firm and attorneys. The Adviser also prepares all shareholder communications, maintains the Funds’ records, registers the Funds’ shares under state and federal laws and does the staff work for the Boards of Trustees.

        Each of the Agreements provides that the Adviser shall not be liable to the applicable Fund for any loss to the Fund except by reason of the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

        Jerome L. Dodson, President of the Parnassus Funds trust and the Parnassus Income Funds trust, owns the majority of the stock of the Adviser and, thus, can be considered the “control person” of the Adviser.

        The Parnassus Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the Fund’s average daily net assets up to $10 million, then declining to 0.75% of the next $20 million, 0.70% of the next $70 million, 0.65% above $100 million to $200 million and 0.60% of the amount above $200 million. During 2006, 2007 and 2008, the Parnassus Fund paid to Parnassus Investments under the Agreement the sums of $1,956,180, $1,2,067,693 and $1,629,171, respectively. For the Parnassus Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Equity Income Fund pays the Adviser a fee for services performed at the annual rate of 0.75% of the first $30 million, 0.70% of the next $70 million and 0.65% of the amount above $100 million. During 2006, 2007 and 2008, the Parnassus Equity Income Fund paid to Parnassus Investments under the Agreement the sums of $5,537,370, $5,920,451 and $7,450,733, respectively. For the Parnassus Equity Income Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Mid-Cap Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the Fund’s average daily net assets up to $100 million, then declining to 0.80% of the amount above $100 million in assets up to $200 million, 0.75% of the amount above $200 million up to $500 million, and 0.70% of the amount above $500 million. During 2006, 2007 and 2008, the Parnassus Mid-Cap Fund paid to Parnassus Investments under the Agreement the sums of $9,548, $46,691 and $48,783, respectively. For the Parnassus Mid-Cap Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Small-Cap Fund pays the Adviser a fee for services performed at the annual rate of 1.00% of the Fund’s average daily net assets up to $100 million, then declining to 0.90% of the amount above $100 million in assets up to $200 million, 0.85% of the amount above $200 million up to $500 million, and 0.80% of the amount above $500 million. During 2006, 2007 and 2008, the Parnassus Small-Cap Fund paid to Parnassus Investments under the Agreement the sums of $27,971, $76,231 and $148,414, respectively. For the Parnassus Small-Cap Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Workplace Fund pays the Adviser a fee for services performed at the annual rate of 0.85% of the Fund’s average daily net assets up to $100 million, then declining to 0.80% of the amount above $100 million in assets up to $200 million, 0.75% of the amount above $200 million up to $500 million and 0.70% of the amount above $500 million. During 2006, 2007 and 2008, the Parnassus Workplace Fund paid to Parnassus Investments under the Agreement the sums of $13,605, $28,233 and $44,887, respectively. For the Parnassus Workplace Fund, advisory fees and other expenses were waived as a result of the contractual expense limitations discussed below.

        The Parnassus Fixed-Income Fund pays the Adviser a fee for services performed at the annual rate of 0.50% of the first $200 million, 0.45% of the next $200 million and 0.40% of the amount above $400 million. During 2006, 2007 and 2008, the Parnassus Fixed-Income Fund paid to Parnassus Investments under the Agreement the sums of $261,369, $356,834 and $459,565, respectively.

        Parnassus Investments has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.99% of net assets for the Parnassus Fund, 0.99% of net assets for the Parnassus Equity Income Fund – Investor Shares; 0.78% of net assets for the Parnassus Equity Income Fund – Institutional Shares; 1.20% of net assets for the Parnassus Mid-Cap Fund, 1.20% of net assets for the Parnassus Small-Cap Fund, 1.20% of net assets for the Parnassus Workplace Fund, and 0.87% of net assets for the Parnassus Fixed-Income Fund. These limitations continue until May 1, 2010, and may be continued indefinitely by the Adviser on a year-to-year basis. The computation of advisory fees is based on the average daily net assets for each class of shares in each Fund independently.

        The distributor of the Funds is Parnassus Funds Distributor, an affiliate of Parnassus Investments. As the distributor, Parnassus Funds Distributor makes a continuous offering of the Funds’ shares. <Did Parnassus Funds Distributor receive any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other compensation in 2008?>

        Pursuant to a Shareholder Servicing Plan and Agreement (the “Servicing Plan”) with each of the Funds, Parnassus Investments may arrange for third parties to provide certain services including account maintenance, record keeping and other personal services to their clients who invest in the Funds. These third parties may include broker/dealers, banks, third party administrators, registered investment advisors or other financial institutions. For these services, each of the Funds may pay service providers an aggregate service fee at a rate not to exceed 0.25% per annum of the applicable Fund’s average daily net assets. However, the Parnassus Equity Income Fund – Institutional Shares are not subject to any service fees pursuant to the Servicing Plan. Parnassus Investments may elect to pay service providers and other third parties an additional amount from its own funds to cover additional servicing fees and other arrangements, which may promote the sale of Fund shares. For 2006, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $25,959, $1,581,114, $852, $1,332, $932 and $49,464 respectively. For 2007, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $84,960, $1,561,047, $7,012, $7,964, $2,759 and $81,140, respectively. For 2008, the Parnassus Fund, the Parnassus Equity Income Fund – Investor Shares, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid service providers the following amounts: $51,194, $1,862,823, $7,458, $30,431, $5,552 and $113, 940, respectively.

        In addition to the fee payable to the Adviser, the Funds are responsible for their operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of their Trustees other than those affiliated with the Adviser; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ custodian, transfer agent and accounting services agent; (vii) expenses incident to the issuance of their shares, including issuance on the payment of or reinvestment of dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) security pricing services of third-party vendors; (xii) the cost of providing the record of proxy votes on the website; (xiii) dues or assessments of or contributions to the Investment Company Institute, the Social Investment Forum or any successor; and (xiv) such nonrecurring expenses as may arise, including litigation affecting the Funds and the legal obligations for which the Funds may have to indemnify their Officers and Trustees with respect thereto. In allocating brokerage transactions, the investment advisory agreement states that the Adviser may consider research provided by brokerage firms.

        Parnassus Investments is the fund accountant and, in this capacity, handles all fund accounting services, including calculating the daily net asset values. As fund accountant and fund administrator, Parnassus Investments received the following amounts for the year ended December 31, 2006 from the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund respectively: $207,757, $594,467, $792, $1,973, $1,130 and $36,919. For 2007, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid accounting and administrative fees of $215,962, $621,597, $3,789, $5,259, $2,292 and $49,248, respectively. For the year ended December 31, 2008, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund, the Parnassus Workplace Fund and the Parnassus Fixed-Income Fund paid accounting and administrative fees of $161,575, $757,030, $3,859, $9,765, $3,517 and $61,495, respectively.

Portfolio Transactions and Brokerage

        The Agreement states that in connection with the Adviser’s duties to arrange for the purchase and the sale of securities held in the portfolio of a Fund by placing purchase and sale orders for the Fund, the Adviser shall select such broker-dealers (“brokers”) as shall, in the Adviser’s judgment, implement the policy of the Funds to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Adviser is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Adviser is also authorized to consider whether the broker provides brokerage and/or research services to the Funds and/or other accounts of the Adviser. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion and that the Adviser shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place nor attempt to place specific dollar value on such services nor on the portion of commission rates reflecting such services. The Funds recognize in the Agreement that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

        The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research, which the Adviser receives for a Fund’s brokerage commissions, whether or not useful to that Fund, may be useful to the Adviser in managing the accounts of the Adviser’s other advisory clients. Similarly, the research received for the commissions of such other accounts may be useful to a Fund. To the extent that electronic or other products provided by brokers are used by the Adviser for non-research purposes, the Adviser will use its best judgment to make a reasonable allocation of the cost of the product attributable to non-research use.

        Research services provided through brokerage will be those providing information and analyses that assist the portfolio manager in making investment decisions. Brokerage services are used to facilitate trade execution. Examples of such research services include Bloomberg information and research, KLD social research, publications containing investment information and recommendations and individual reports written on specific companies. The Funds also utilize a trade order management system to facilitate trade execution.

        During 2008, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $116,605, $278,532, $900, $5,810 and $350, respectively, to Weeden & Co. in brokerage commissions under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Fund. During 2008, the Parnassus Fund, the Parnassus Equity Income Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $19,325, 40,440, $390 and $100, respectively, to Citigroup Global Markets in brokerage commissions under “soft dollar” agreements, whereby these firms would provide research and brokerage services to the Fund.

        In the over-the-counter market, securities may trade on a “net” basis with dealers acting as principal for their own accounts without a stated commission although the price of the security usually includes a profit to the dealer. Money-market instruments usually trade on a “net” basis as well. On occasion, certain money market instruments may be purchased directly from an issuer in which case no commissions or discounts are paid. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

        During 2006, 2007 and 2008, the Parnassus Fund paid $700,236, $471,513 and $453,552, respectively, in brokerage commissions on total transactions of $822,561,337, $625,734,552 and $470,351,983, respectively. Of those amounts, the following was paid in conjunction with brokerage and research services; $524,644 in 2006 on total transactions of $822,561,337; $270,076 in 2007 on total transactions of 625,734,552 and $186,233 in 2008 on total transactions of $470,351,983. During 2006, 2007 and 2008, the Parnassus Equity Income Fund paid $1,719,190, $1,254,645 and $1,484,306, respectively, in brokerage commissions on total transactions of $2,067,298,613, $1,692,699,559 and $2,445,676,855, respectively. Of these amounts, the following was paid in conjunction with brokerage and research services: $1,358,124 in 2006 on total transactions of $2,067,298,613; $875,911 in 2007 on total transactions of $1,692,699,559; and $1,409,740 in 2008 on total transactions of 2,016,686,296. The Parnassus Fixed-Income Fund did not pay commissions in 2006, 2007 or 2008 since this Fund buys its securities on a “net” basis that includes the dealer mark-up.

        During the year ended December 31, 2006, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $1,626, $6,657 and $1,084, respectively, in brokerage commissions on total transactions of $3,853,583, $9,455,989 and $3,651,364, respectively. Of these amounts, $0 was paid in conjunction with research services. During the year ended December 31, 2007, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $5,312, $13,762 and $2,371, respectively, in brokerage commissions on total transactions of $11,913,098, $16,378,760 and $5,616,895, respectively. Of these amounts; the following was paid in conjunction with brokerage and research services: $905, $3,870 and $525, respectively, on total transactions of $11,913,098, $16,378,760 and $5,616,895, respectively. During the year ended December 31, 2008, the Parnassus Mid-Cap Fund, the Parnassus Small-Cap Fund and the Parnassus Workplace Fund paid $8,151, $45,504 and $5,557, respectively, in brokerage commissions on total transactions of $16,833,270, $57,599,884 and $13,016,368, respectively. Of these amounts; the following was paid in conjunction with brokerage and research services: $875, $10,766 and $550, respectively, on total transactions of $16,833,270, $57,599,884 and $13,016,368, respectively.

        Parnassus Investments currently has no clients other than the Parnassus Funds. In general, if there were other clients, orders for securities trades would be placed separately for each client. However, some recommendations could result in simultaneous buying or selling of securities along with the Funds. As a result, the demand for securities being purchased or the supply of securities being sold could increase, and this could have an adverse effect on the price of those securities. Parnassus Investments does not favor one client over another in making recommendations or placing orders, and in some situations, orders for different clients could be aggregated. In cases where an aggregate order would be executed in a series of transactions at various prices on a given day, each participating client’s proportionate share of such order would reflect the average price paid or received with respect to the total order. Also, should only a partial order be filled, each client would ordinarily receive a pro rata share of the total order.

PORTFOLIO MANAGERS

        The sole investment adviser to the Funds is Parnassus Investments. As of December 31, 2008, the portfolio managers to the Funds, Jerome L. Dodson, Todd C. Ahlsten, Benjamin E. Allen, Lori A. Keith, Matthew D. Gershuny and Minh T. Bui do not have responsibility for the day-to-day management of accounts other than the Funds.

        The portfolio managers of the Adviser, including the portfolio managers to the Funds, Jerome L. Dodson, Todd C. Ahlsten, Benjamin E. Allen, Lori A. Keith, Matthew D. Gershuny and Minh T. Bui may from time to time be responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to its portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of mutual funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a mutual fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between mutual funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

        The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2008.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Jerome L. Dodson	Salary	Parnassus	The board of directors of Parnassus Investments, which
		Investments	includes Jerome L. Dodson, determines his salary on an
annual basis, and it is a fixed amount throughout the year.
It is not based on the performance of the Funds or on the
value of the assets held in the Funds’ portfolios. Jerome
L. Dodson may also earn income as majority owner in
Parnassus Investments.

Todd C. Ahlsten	Salary	Parnassus	The board of directors of Parnassus Investments, which
		Investments	includes Todd C. Ahlsten, determines his salary on an annual basis, and it is a fixed amount throughout the year. It is
not based on the performance of the Funds or on the value of the assets held in the Funds’ portfolios. Todd C. Ahlsten
may also earn compensation based on the profitability of
Parnassus Investments through his ownership interest in
Parnassus Investments.

	Performance Bonus	Parnassus	As part of Todd C. Ahlsten’s compensation, he may receive a
		Investments	bonus based on the pre-tax performance of the Parnassus
Equity Income Fund over multiple years versus the S&P 500
Index.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees and owners. As
an eligible employee and owner, Todd C. Ahlsten receives
profit sharing based on a percentage of his salary and
ownership.

Benjamin E.	Salary	Parnassus	The board of directors of Parnassus Investments determines
Allen		Investments	Benjamin E. Allen’s salary on an annual basis, and it is a
fixed amount throughout the year. It is not based on the
performance of the Funds or on the value of the assets held
in the Funds’ portfolios. Benjamin E. Allen may also earn
compensation based on the profitability of Parnassus
Investments through his ownership interest in Parnassus
Investments.

	Performance Bonus	Parnassus	As part of Benjamin E. Allen’s compensation, he may receive
		Investments	a bonus based on the pre-tax performance of the Parnassus
Mid-Cap Fund over multiple years versus the Russell Mid-Cap
Index.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees. As an eligible
employee and owner, Benjamin E. Allen receives a bonus based on a percentage of his salary.

Lori A. Keith	Salary	Parnassus	The board of directors of Parnassus Investments determines
		Investments	Lori A. Keith’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the
performance of the Funds or on the value of the assets held
in the Funds’ portfolios.

	Performance Bonus	Parnassus	As part of Lori A. Keith’s compensation, she may receive a
		Investments	bonus based on the pre-tax performance of the Parnassus
Mid-Cap Fund over multiple years versus the Russell Mid-Cap
Index.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees. As an eligible
employee, Lori A. Keith receives a bonus based on a
percentage of her salary.

Matthew D.	Salary	Parnassus	The board of directors of Parnassus Investments determines
Gershuny		Investments	Matthew D. Gershuny’s salary on an annual basis, and it is a fixed amount throughout the year. It is not based on the
performance of the Funds or on the value of the assets held
in the Funds’ portfolios.

	Performance Bonus	Parnassus	As part of Matthew D. Gershuny’s compensation, he may
		Investments	receive a bonus based on the pre-tax performance of the
Parnassus Mid-Cap Fund over multiple years versus the
Russell Mid-Cap Index.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees. As an eligible
employee, Matthew D. Gershuny receives a bonus based on a
percentage of his salary.

Minh T. Bui	Salary	Parnassus	The board of directors of Parnassus Investments determines
		Investments	Minh T. Bui’s salary on an annual basis, and it is a fixed
amount throughout the year. It is not based on the
performance of the Funds or on the value of the assets held
in the Funds’ portfolios.

	Performance Bonus	Parnassus	As part of Minh T. Bui’s compensation, he may receive a
		Investments	bonus based on the pre-tax performance of the Parnassus
Fixed-Income Fund over multiple years versus the Lipper
A-Rated Fund Average.

	Profit Sharing	Parnassus	Parnassus Investments allocates a certain percentage of its
	Bonus	Investments	pre-tax earnings to all full-time employees. As an eligible
employee, Minh T. Bui receives a bonus based on a percentage of his salary.

        The dollar range of shares of the Funds beneficially owned by the Funds’ portfolio managers as of December 31, 2008 (which is also the valuation date) is set forth below.

Fund	Dollar Range of Shares of Jerome L. Dodson	Dollar Range of Shares of Todd C. Ahlsten	Dollar Range of Shares of Benjamin E. Allen	Dollar Range of Shares of Lori A. Keith
Parnassus Fund	Over $1,000,000	None	None	$1-$10,000
Parnassus Equity Income Fund	$100,001-$500,000	$500,001-$1,000,000	$10,001-$50,000	$1-$10,000
Parnassus Mid-Cap Fund	$100,001-$500,000	None	$10,001-$50,000	$1-$10,000
Parnassus Small-Cap Fund	$100,001-$500,000	None	None	None
Parnassus Workplace Fund	$100,001-$500,000	None	None	None
Parnassus Fixed-Income Fund	$10,001-$50,000	$10,001-$50,000	$1-$10,000	$1-$10,000

Fund	Dollar Range of Shares of Matthew D. Gershenny	Dollar Range of Shares of Minh T. Bui
Parnassus Fund	None	None
Parnassus Equity Income Fund	$10,001-$50,000	$1-$10,000
Parnassus Mid-Cap Fund	$1-$10,000	None
Parnassus Small-Cap Fund	None	None
Parnassus Workplace Fund	None	None
Parnassus Fixed-Income Fund	None	$1-$10,000

NET ASSET VALUE

        The net asset values of the Funds’ shares are ordinarily computed once each day as of the close of trading on the New York Stock Exchange (“NYSE”), usually 4:00 p.m., Eastern Time, on each day that the NYSE is open for trading and on any other day that there is a sufficient degree of trading in investments held by the Funds to affect their net asset value. The NYSE is generally closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

        In determining the net asset value of the Funds’ shares, the Trustees have adopted a set of policies and procedures to value the securities held in the Funds’ portfolios. Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Trustees. Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued by the pricing services based on methods, which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

        Equity and fixed-income securities where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions. Types of securities that the Funds may hold for which fair-value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. The fair value of a security is the amount the Funds might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price, and the Funds may not be able to sell a security at the fair value determined, as valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.

DISTRIBUTIONS AND TAXES

        By paying out substantially all its net investment income (among other things), each Fund has qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Each Fund intends to continue to qualify and, if so, it will not pay federal income tax on either its net investment income or on its net capital gains. Instead, each shareholder will be responsible for his or her own taxes.

        If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, each Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of each Fund would not be liable for income tax on the Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from each Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

GENERAL

        The Parnassus Funds trust was organized as a Massachusetts business trust on April 4, 1984, and prior to February 11, 2005, was known as The Parnassus Fund. The Parnassus Income Funds trust was organized as a Massachusetts business trust on August 8, 1990, and prior to February 11, 2005, was known as The Parnassus Income Trust.

        Each Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares to a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of another individual share. Certificates representing shares will not be issued. Instead, each shareholder will receive an annual statement and an additional statement each time there is a transaction in the account. These statements will be evidence of ownership. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets available for distribution to shareholders. If they deem it advisable and in the best interests of shareholders, the Boards of Trustees may create additional series of shares or classes thereof that may have separate assets and liabilities and which may differ from each other as to dividends and other features. Shares of each series or class thereof would be entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Trustees. Trust operating expenses will be allocated fairly among the Funds, generally on the basis of their relative net asset value.

        The Declarations of Trust provide that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declarations of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Shareholders of the Funds of each Trust are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Both Declarations of Trust and Restated By-Laws provide that the Funds’ shareholders have the right to remove a Trustee, with or without cause, upon the affirmative vote of the holders of a majority of its outstanding shares represented at a meeting with respect thereto (assuming a quorum is present, which is one-third of the outstanding shares). The Funds are required to call a meeting of shareholders to vote on the removal of a Trustee (as well as on any other proper matter) upon the written request of shareholders holding not less than one-third of its outstanding shares and entitled to vote at such meeting. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of Fund shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then, if requested by the applicants and at their own expense, mail the applicants’ communication to all other shareholders. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and nonassessable. No amendment that would have a material adverse impact upon the rights of the shareholders may be made to a Declaration of Trust without the affirmative vote of the holders of more than 50% of the applicable Trust’s outstanding shares.

        Each Fund other than the Parnassus Equity Income Fund has only one class of shares. The Parnassus Equity Income Fund offers two classes of shares, Investor Shares and Institutional Shares, which differ only in their ongoing fees and investment eligibility requirements.

        The Parnassus Equity Income Fund Investor Shares and Institutional Shares represent an interest in the same assets of the Parnassus Equity Income Fund, have the same rights and are identical in all material respects except that (1) Investor Shares bear annual service fees pursuant to the Servicing Plan and Institutional Shares are not subject to such fees; (2) Institutional Shares are available only to shareholders who invest directly in the Parnassus Equity Income Fund or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Equity Income Fund or the Adviser; and (3) that the Board of Trustees may elect to have certain expenses specific to the Investor Shares or Institutional Shares be borne solely by the class to which such expenses are attributable, but any expenses not specifically allocated to the Investor Shares or Institutional Shares shall be allocated to each such class on the basis of the net asset value of that class in relation to the net asset value of the Parnassus Equity Income Fund.

        The Declarations of Trust each contain an express disclaimer of shareholder liability for Trust acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trusts or their Trustees. The Declarations of Trust provide for indemnification and reimbursement of expenses out of a Trust’s property for any shareholder held personally liable for its obligations. The Declarations of Trust also provide that each Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trusts and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trusts to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trusts would be unable to meet their obligations.

        Deloitte & Touche LLP, 50 Fremont Street, San Francisco, California 94105, has been selected as the Fund’s independent registered public accounting firm.

        Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109-3661 has been selected as the custodian of the Funds’ assets. This selection occurred at a meeting of the boards of trustees held on April 9, 2009. State Street Bank & Trust Company had previously been the custodian. Shareholder inquiries should be directed to the Funds.

        Parnassus Investments, 1 Market Street, Suite 1600, San Francisco, California 94105, is the Funds’ transfer agent and accounting agent. Jerome L. Dodson, the Trusts’ President, is the majority stockholder of Parnassus Investments.

FINANCIAL STATEMENTS

        The Funds’ audited financial statements for the fiscal year ended December 31, 2008, are incorporated in this statement of additional information by reference to the Funds’ Annual Report to shareholders dated December 31, 2008. A copy of the Annual Report, which contains the Funds’ audited financial statements for the year ended December 31, 2008, may be obtained free of charge by writing or calling the Funds.

ANNEX A

CORPORATE BOND RATINGS

Moody’s Investors Service, Inc. (“Moody’s”)

        Aaa Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because the margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

        A Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

        Baa Bonds, which are rated Baa, are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.

        Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and, the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Corporation, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”):

AAA

        An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

        An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

        An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

        An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

AA-1

ANNEX B

Parnassus Investments Proxy Voting Policies and Procedures

        Parnassus Investments manages the portfolios of the Parnassus Funds, which collectively represent the mutual funds of the Parnassus Funds trust and the Parnassus Income Funds trust. The Funds take social as well as financial factors into account in making investment decisions. While we do fundamental research to determine a company’s financial health and its business prospects, we also look at a firm’s social and environmental record. The Funds seek to invest in companies that respect their employees, have sound environmental protection policies, maintain an effective equal employment opportunity program, provide quality products and services, display a record of civic commitment and follow ethical business practices. Obviously, no company will be perfect in all categories, but we will make value judgments in deciding which companies best meet the criteria. One of the Funds’ essential policies is to invest in companies that have a positive impact on society. Most of the time, we try to maintain portfolios diversified across industries, but we do not invest in companies that manufacture alcohol or tobacco products, that are involved with gambling, that are weapons contractors or that generate electricity from nuclear power.

        Parnassus Investments is the investment adviser only for mutual funds – not any other entities – so there would normally be no conflicts of interest between the Funds’ shareholders and Parnassus Investments. However, should such a conflict arise, the vote on that proxy issue will be cast by the Funds’ independent Trustees.

        The following guidelines indicate our positions on proxy ballot issues and how we plan to vote shares held by the Funds. We do not delegate our proxy voting authority or rely on third party recommendations to vote our shares. We will consider the views of the management of portfolio companies, but we will vote in a manner we feel is in the best interest of shareholders of the Funds. These guidelines may not include all potential voting issues, and in rare cases, we may deviate somewhat from these guidelines when voting shares held by the Funds.

Social and Corporate Responsibility

Environment

•	We will vote for shareholder resolutions that reduce a company’s negative impact on the environment and that call for the elimination or substitution of toxic compounds used in their products. We will vote for resolutions asking for a report of current environmental practices and policies, and for adoption of Coalition for Environmentally Responsible Economics (CERES) Principles.

Labor Issues

•	We will vote for proposals that show respect for a company’s workers.
•	We will vote for proposals requesting companies to adopt and report on appropriate codes of conduct regarding global labor practices within their own company and with vendors or suppliers, including concerns with respect to the use of forced labor, fair wages, safe working conditions and the right to organize and bargain collectively.

Charitable Giving

•	We will vote for resolutions to report on and to increase charitable giving.

Diversity

•	We will vote for resolutions to improve the representation of women and ethnic minorities in the workforce, particularly at the executive level. We will also vote for proposals to issue reports on a company’s efforts to increase diversity and to assure that all women and ethnic minorities are paid comparably with their counterparts.

Animal Welfare

•	We will generally vote for resolutions that seek information on a company’s animal testing, that request management to develop viable alternatives to animal testing and that call for consumer products companies to reduce their use of animals in testing.

Community Relations

•	We will vote for resolutions that make a company a good corporate citizen that shows sensitivity to the communities where it operates.

Ethical Business Practices

•	In general, we will vote forresolutions that ensure a company follows ethical business practices.

Corporate Governance

Election of Directors

•	We support Boards of Directors that reflect independence, concern for shareholders’interests and diversity.
•	We will vote for resolutions that require Board slates to consist of a majority of Directors who are independent from management. We will also vote for resolutions to separate Chief Executive Officer and Chairman of the Board positions. Our votes are intended to reduce conflicts of interests between management and shareholders.
•	We will vote against Directors who have attended less than 75% of the Board meetings or who have ignored a shareholder proposal that has gained a majority of the votes outstanding.
•	We will vote for the establishment of a reasonable retirement age for Directors.
•	We will vote for resolutions that require Directors to own a minimum number of shares in the company to encourage them to have the same interest as shareholders.
•	We will vote for increased diversity on Boards, including qualified women and ethnic minorities.
•	We will vote case-by-case on proposals that seek to change the size or range of the Board.

Independent Registered Public Accounting Firm

•	Significant fees from services other than auditing can diminish the independence of the audit. We will vote for the ratification of the company’s auditor unless we have reason to believe that the independence of the audit may be compromised. We will vote against ratification of the auditors when consulting fees exceed audit fees.

Reincorporation

•	We will consider changes in the state of incorporation on a case-by-case basis and evaluate the economic benefits of and business reasons for reincorporation.

•	We will vote againstresolutions to allow U.S.-based corporations to reincorporate overseas.

Shareholder Rights

Cumulative Voting

•	We will vote for bylaws requiring cumulative voting so that minority opinions can be represented on the Board.

Confidential Voting

•	We will vote for confidential voting to prevent management from identifying dissenting shareholders before the final vote count in an attempt to convince them to change their votes.

Dual Classes of Stock

•	To maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with different voting rights. The Funds will vote against dual classes of stock.

Ability to Call Meetings

•	We will vote against proposals that limit a shareholder’s right to call special meetings because matters may arise between annual meetings.

Equal Access to Proxies

•	The Funds will vote for proposals to allow shareholders space in proxy statements to state their views on contested issues.
•	We will vote for proposals to allow shareholders to nominate Director candidates on the company proxy as long as nominators own a substantial amount of stock and the nomination is not a frivolous one.

Compensation

Executive Compensation

•	We will vote on limits to executive compensation on a case-by-case basis.
•	We will vote for shareholder resolutions requesting companies to review and report on executive compensation. We will also vote for resolutions to review executive compensation as it relates to non-financial performance such as diversity, labor and human rights, environment, community relations, predatory lending, improvements in healthcare quality and other social issues.

Severance Packages

•	We will vote againstseverance that exceeds 2.5 times annual salary and bonus.
•	We will vote for shareholder proposals to take a shareholder vote on severance packages. We support the right of shareholders to vote on golden parachutes which we believe go above and beyond ordinary compensation practices. We take into account total management compensation, the employees covered by the plan and the quality of management.

Stock Options

•	We will vote on stock option plans on a case-by-case basis and consider voting and earnings dilution. We will vote for Employee Stock Ownership Plans (ESOPs) to promote employee ownership unless they cause excessive dilution or are heavily weighted toward top management.
•	We will vote against the repricing of out-of-the-money stock options and stock options with exercise prices set below the stock’s market price on the day of the grant.
•	We will vote for the use of performance-based stock options that tie executive compensation more closely to company performance.
•	We will vote for expensing stock options as a cost in determining operating income because we believe that not expensing stock options overstates earnings.

Changes in Capital Structure

Increase Authorized Common Stock

o We will vote for the authorization of additional common stock necessary to facilitate a stock split.

•	We will consider all other proposals for the authorization of additional common stock on a case-by-case basis.

Reverse Stock Split

•	We will consider management proposals to implement a reverse stock split on a case-by-case basis.

Share Repurchase

•	We will vote for management proposals to institute open-market share repurchase plans.

Issuance of Preferred Stock

•	We will consider the issuance of preferred stock on a case-by-case basis. We will examine the purpose and terms such as voting, dividend and conversion rights of the stock. We will vote against proposals seeking to create blank check preferred stock to be used as a takeover defense or carrying superior voting rights.

Pre-emptive Rights

•	We will consider on a case-by-case basis proposals to create or abolish pre-emptive rights which allow shareholders to participate proportionately in any new issues of stock of the same class. We will take into account the size of a company and the characteristics of its shareholder base.

Mergers, Acquisitions and Other Corporate Restructurings

•	We consider mergers and acquisitions on a case-by-case basis and evaluate the terms of each proposal, the potential long-term value of the investment and the financial, strategic and operational benefits. Likewise, we will vote on a case-by-case basis on corporate restructuring proposals, such as leveraged buyouts, spin-offs, liquidations and asset sales.

Anti-takeover Provisions

•	We will vote against staggered boards, which deter unwanted takeovers because a potential acquirer would have to wait at least two years to gain a majority of Board seats.
•	We will vote against poison pills and authorization to issue stock in an effort to avoid a takeover.
•	We will vote against supermajority provisions which generally require at least a two-thirds affirmative vote for passage of issues.

PART C
OTHER INFORMATION

Item 23.	Exhibits.

(a)	Amended & Restated Declaration of Trust as of December 6, 2002 – filed 4/22/03; and Supplemental Declaration of Trust – filed 2/11/05.

(b)	By-laws Restated as of December 6, 2002 – filed 4/22/03.

(c)	Rights of Shareholders – filed 4/16/02.

(d)	Investment Advisory Agreement – filed 4/30/07.

(e)	Distribution Agreement – filed herewith.

(g)(1)	Custodian Agreement – filed 4/25/05.

(g)(2)	Form of Custodian Agreement – filed herewith.

(h)(1)	Agreement for Transfer Agent Services and Fund Accounting and Administrative Services – filed 4/30/07.

(h)(2)	Shareholder Servicing Plan and Agreement – filed 2/11/05.

(i)	Opinion of Foley & Lardner LLP – filed herewith.

(j)	Consent of Deloitte & Touche LLP – filed herewith.

(n)	Rule 18f-3 Multi-Class Plan – filed 2/27/06.

(p)	Code of Ethics of Registrant, Parnassus Income Funds, Parnassus Investments and Parnassus Funds Distributor – filed 4/29/08.

(q)	Power of Attorney – filed 4/25/05.

Item 24.	Persons Controlled by or under Common Control with Registrant.

Registrant is not controlled by or under common control with any other person, except to the extent Registrant may be deemed to be under common control with Parnassus Funds by virtue of having the same individuals as Trustees.

Item 25.	Indemnification.

Under the provisions of the Trust’s Declaration of Trust, the Trust will indemnify its present or former Trustees, officers, employees and certain other agents against liability incurred in such capacity except that no such person may be indemnified if there has been an adjudication of liability against that person based on a finding of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, Parnassus Investments, is the investment adviser to Parnassus Funds.

Item 27.	Principal Underwriters.

(a)	Parnassus Funds Distributor serves as underwriter for both Parnassus Funds and the Registrant.

(b)	The officers and directors of Parnassus Funds Distributor are as follows:

Name and Principal Business Address	Position with Distributor	Position with Registrant
Jerome L. Dodson	Chairman, Chief Executive Officer,	President and Trustee
1 Market Street	President and Director
Suite 1600
San Francisco, CA 94105
Stephen J. Dodson	Director	None
1 Market Street
Suite 1600
San Francisco, CA 94105
Marc C. Mahon	Chief Financial Officer and Treasurer	Principal Accounting Officer
1 Market Street		and Treasurer
Suite 1600
San Francisco, CA 94105
John V. Skidmore II	Chief Compliance Officer and Secretary	Chief Compliance Officer
1 Market Street
Suite 1600
San Francisco, CA 94105

Name and Principal Business Address	Position with Distributor	Position with Registrant
Todd C. Ahlsten	Vice President and Director	Vice President
1 Market Street
Suite 1600
San Francisco, CA 94105
Minnie Chen	Assistant Treasurer	None
1 Market Street
Suite 1600
San Francisco, CA 94105
Marie Lee	Assistant Secretary	None
1 Market Street
Suite 1600
San Francisco, CA 94105

(c)	None.

Item 28.	Location of Accounts and Records.

All accounts, books and records are in the physical possession of Jerome L. Dodson at Registrant’s headquarters at 1 Market Street, Suite 1600, San Francisco, CA 94105.

Item 29.	Management Services.

Discussed in Part A and Part B.

Item 30.	Undertakings.

Not applicable

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City and County of San Francisco and the State of California on the 29th day of April 2009.

PARNASSUS INCOME FUNDS
(Registrant)
By: /s/ Jerome L. Dodson
Jerome L. Dodson, President

        Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date
/s/ Jerome L. Dodson	Principal Executive Officer	April 29, 2009
Jerome L. Dodson	And Trustee

/s/ Marc C. Mahon	Principal Financial and	April 29, 2009
Marc C. Mahon	Accounting Officer

Donald V. Potter+	Trustee	*

Herbert A. Houston+	Trustee	*

Jeanie S. Joe+	Trustee	*

+By:	/s/ Jerome L. Dodson Jerome L. Dodson Attorney-in-Fact*

* Signature is affixed as of April 29, 2009. Power of attorney previously filed as an exhibit.

EXHIBIT INDEX

Exhibit No.	Description
(a)	Amended and Restated Declaration of Trust* and Supplemental Declaration of Trust*
(b)	Restated Bylaws*
(c)	Rights of Shareholders*
(d)	Investment Advisory Agreement*
(e)	Distribution Agreement
(f)	None
(g)(1)	Custodian Agreement*
(g)(2)	Form of Custodian Agreement
(h)(1)	Agreement for Transfer Agent Services and Accounting and Administrative Services*
(h)(2)	Shareholder Servicing Plan and Agreement*
(i)	Opinion of Foley & Lardner LLP
(j)	Consent of Deloitte & Touche LLP
(k)	None
(l)	None
(m)	None
(n)	Rule 18f-3 Multi-Class Plan*
(p)	Code of Ethics*
(q)	Power of Attorney*

*Filed previously.